UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

Digital Recorders, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIGITAL RECORDERS, INC.

(A North Carolina Corporation)

Corporate Administration ▲ 5949 Sherry Lane, Suite 1050 ▲ Dallas, Texas 75225

NOTICE OF THE
ANNUAL MEETING OF SHAREHOLDERS

The Digital Recorders, Inc. Annual Meeting of Shareholders will be held May 26, 2004, at 10 a.m. (Eastern) at the Radisson Governor’s Inn located at Interstate 40 at Davis Drive (Exit 280) in Research Triangle Park, N.C., for the following purposes:

1.	To elect four Class Three directors to serve until the 2007 Annual Meeting of Shareholders

2.	To ratify the selection of independent auditors for fiscal year 2004

3.	To amend the Digital Recorders, Inc. 2003 Stock Option Plan to increase by 200,000 the number of shares that may be issued pursuant to awards granted under that Plan

4.	To transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof

For the convenience of our shareholders, a continental breakfast will be available at 9:30 a.m. (Eastern) at the Annual Meeting location.

Shareholders of record at the close of business on April 8, 2004, are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/ DAVID L. TURNEY

Chairman, Chief Executive Officer and President
[Date]

To ensure your representation at the Annual Meeting of Shareholders, please fill in, sign, date and return the attached proxy using the enclosed addressed envelope. By returning the enclosed proxy, you will not affect your right to revoke doing so in writing or to cast your vote in person should you later decide to attend the Annual Meeting of Shareholders. However, if your shares are held by a broker, bank or nominee as of the record date and you wish to vote in person at the Annual Meeting of Shareholders, you must obtain from the record holder a proxy issued in your name.

REVOCABILITY OF PROXIES
VOTING AND SOLICITATION OF PROXIES
WHERE TO ADDRESS QUESTIONS REGARDING THE PROPOSALS HEREIN AND HOW TO OBTAIN ADDITIONAL COPIES
PROPOSAL ONE: TO ELECT FOUR CLASS THREE DIRECTORS TO SERVE UNTIL THE 2007 ANNUAL MEETING OF SHAREHOLDERS
THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NAMED DIRECTOR NOMINEES.
PROPOSAL TWO: TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS FOR FISCAL YEAR 2004
PROPOSAL THREE: TO APPROVE AN AMENDMENT TO THE 2003 STOCK OPTION PLAN TO INCREASE BY 200,000 THE NUMBER OF SHARES THAT MAY BE ISSUED PURSUANT TO AWARDS GRANTED UNDER THE PLAN
CURRENT PLAN BENEFITS
CURRENT PLAN SUMMARY
FEDERAL INCOME TAX EFFECTS OF THE ISSUANCE AND EXERCISE OF AWARDS UNDER THE CURRENT PLAN
OTHER MATTERS
BOARD OF DIRECTORS’ COMMITTEES
AUDIT COMMITTEE REPORT
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE REPORT
EXECUTIVE COMMITTEE REPORT
HUMAN RESOURCE AND COMPENSATION COMMITTEE REPORT
BOARD OF DIRECTORS’ TOTAL COMPENSATION PACKAGE
EXECUTIVE OFFICERS AND KEY MANAGEMENT
EXECUTIVE COMPENSATION
EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF NAMED EXECUTIVE OFFICERS AND DIRECTORS
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMPANY’S COMMON STOCK, THE NASDAQ INDEX AND THE INFORMATION TECHNOLOGY INDEX
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
FORM 10-K
WHERE YOU CAN FIND MORE INFORMATION
APPENDIX A
PROXY

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

DIGITAL RECORDERS, INC.
(A North Carolina Corporation)

Corporate Administration ▲ 5949 Sherry Lane, Suite 1050 ▲ Dallas, Texas 75225

PROXY STATEMENT

[DATE]

This Proxy Statement is furnished to the shareholders of Digital Recorders, Inc., a North Carolina corporation (the “Company” or “DRI”), by the Company’s Board of Directors for the purpose of solicitation of the enclosed proxy for use in voting at the Annual Meeting of Shareholders. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended 2003 accompanies this Proxy Statement. The Form 10-K, the Proxy Statement, and proxy are first being mailed to shareholders on or about May 3, 2004.

The Annual Meeting of Shareholders will be held May 26, 2004, at 10 a.m. (Eastern) at the Radisson Governor’s Inn located at Interstate 40 at Davis Drive (Exit 280) in Research Triangle Park, N.C., for the purposes stated in the preceding “Notice of the Annual Meeting of Shareholders.”

The proxy may be revoked by appropriate written notice at any time before it is exercised. (See “Revocability of Proxies” on the following page.)

The Company will furnish additional copies of its Annual Report on Form 10-K, the Proxy Statement, and a complete investor’s packet, including recent news releases and informational brochures, free of charge to any Company shareholder or beneficial owner as of April 8, 2004 (the “Record Date”) who submits a written request to: Digital Recorders, Inc.; Corporate Administration; 5949 Sherry Lane, Suite 1050; Dallas, Texas 75225; E-Mail: ir@digrec.com.

REVOCABILITY OF PROXIES

A proxy may be revoked at any time before it is exercised by delivering written notice of revocation to: Continental Stock Transfer & Trust Company: Attention: Proxy Department; 2 Battery Place, 8th Floor; New York, N.Y. 10004. A proxy also may be revoked by voting in person at the Annual Meeting of Shareholders. If your shares are held by a broker, bank or other nominee on the Record Date and you wish to vote in person at the Annual Meeting of Shareholders, you must obtain from that holder a proxy issued in your name. Unless the proxy is revoked, or unless it is received in such form that it is rendered invalid, the shares represented by the proxy will be voted according to shareholder instructions. If the proxy is signed and returned without specifying choices, the shares will be voted according to the Board of Directors’ recommendations.

VOTING AND SOLICITATION OF PROXIES

Voting

All shareholders of record of common stock, $.10 par value per share (“Common Stock”), and Series F Convertible Preferred Stock, $.10 par value per share (“Series F Stock”), at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting of Shareholders. As of the Record Date, the Company had 3,944,475 shares of Common Stock outstanding. Additionally, the holder of the Series F Stock is entitled to cast a total of 638,297 votes. In this Proxy Statement, the term “Voting Securities” is used to refer, collectively, to the outstanding shares of Common Stock and Series F Stock. However, references to any specific number, or to a majority or other percentage, of the outstanding Voting Securities mean the specified number or percentage of the total number of votes entitled to be cast by the holders of all outstanding Voting Securities. As of the Record Date, the holders of all outstanding Voting Securities were entitled to cast 4,582,772 votes at the Annual Meeting of Shareholders.

The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote as of the Record Date is necessary to constitute a quorum at the Annual Meeting of Shareholders. In deciding all questions and other matters, holders of Voting Securities on the Record Date shall be entitled to cast: (1) one vote for each share of Common Stock registered in the shareholder’s name; and (2) a number of votes equal to the liquidation preference of the Series F Stock (which is $5,000 per share for each of the 300 outstanding shares) divided by $2.35 for each share of Series F Stock registered in the shareholder’s name. If a quorum is not present, the shareholders entitled to vote who are present in person or represented by proxy at the Annual Meeting of Shareholders have the power to adjourn the meeting, until a quorum is present or represented. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting of Shareholders as originally notified.

Nominees, such as banks and brokers, holding shares in street name have the discretionary authority to vote on certain routine matters on which they have not received instructions from beneficial owners. However, nominees do not have discretionary authority and may not vote shares held for customers on approval of certain other matters without specific instructions from such customers. Proposals with “broker discretionary authority” are clearly noted below. Shares represented by “broker non-votes” (where a nominee submits a proxy but does not have discretionary authority to vote a beneficial owner’s shares on a proposal) will be included for purposes of determining a quorum, but will not be considered entitled to vote on any proposal. Therefore, broker non-votes will not have any effect on the outcome of any proposal voted on at the Annual Meeting of Shareholders.

Proposal One regarding the election of nominees to serve as directors must be approved by a plurality of the votes cast by holders of the Voting Securities present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. Votes may be cast in favor or withheld with respect to each nominee. Votes that are withheld will be counted toward a quorum, but will be excluded entirely from the tabulation for the proposal and, therefore, will not affect the outcome of the vote on this proposal. Brokers have discretionary authority to vote on this proposal.

Proposal Two regarding the approval of the selection of independent auditors must be approved by a majority of the votes entitled to be cast by holders of Voting Securities present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. Abstentions and shares represented by broker non-votes will be counted as shares present for purposes of determining the presence of a quorum, but abstentions will have the same effect as a vote against the proposal. Brokers have discretionary authority to vote on this proposal.

Proposal Three regarding the approval of an amendment to the Digital Recorders, Inc. 2003 Stock Option Plan to increase by 200,000 the number of shares available for issuance pursuant to awards granted under the Plan must be approved by a majority of the votes entitled to be cast by holders of Voting Securities present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon. Abstentions and shares represented by broker non-votes will be counted as shares present for purposes of determining the presence of a quorum, but abstentions will have the same effect as a vote against proposal. Brokers do not have discretionary authority to vote on this proposal.

The holders of Voting Securities are not entitled to dissenters’ rights under the North Carolina Business Corporation Act with respect to any of the proposals in this Proxy Statement.

Solicitation

The Company will pay for the cost of this solicitation, including expenses incurred in connection with preparing and mailing this Proxy Statement. Expenses include charges by brokers, banks or their nominees, and other custodians and fiduciaries, for forwarding proxy materials to the beneficial owners of shares held in the name of a nominee. Proxies may be solicited personally or by mail, facsimile, telephone, or telegraph. Employees and directors of the Company may solicit proxies but will not receive any additional compensation for such solicitation.

AS A MATTER OF POLICY, PROXIES, BALLOTS AND VOTING TABULATIONS
THAT IDENTIFY INDIVIDUAL SHAREHOLDERS ARE HELD CONFIDENTIAL BY
THE COMPANY. SUCH DOCUMENTS ARE AVAILABLE FOR EXAMINATION ONLY BY THE ELECTION
INSPECTORS WHO TABULATE THE VOTES. THE IDENTITY OF
THE VOTE OF ANY SHAREHOLDER IS NOT DISCLOSED EXCEPT AS MAY BE
NECESSARY TO MEET LEGAL REQUIREMENTS.

WHERE TO ADDRESS QUESTIONS
REGARDING THE PROPOSALS HEREIN AND
HOW TO OBTAIN ADDITIONAL COPIES

Questions on Proposals

If you have additional questions about the proposals discussed in this Proxy Statement, you should contact: Digital Recorders, Inc.; Corporate Administration; 5949 Sherry Lane, Suite 1050; Dallas, Texas 75225; Phone: (214) 378-8992; Fax: (214) 378-8437; E-Mail: ir@digrec.com.

Additional Copies and Questions on Voting Securities

If you would like additional copies of this Proxy Statement, or if you have questions with respect to voting your shares, you should contact the Company’s transfer agent: Continental Stock Transfer & Trust Company; Attention: Proxy Department; 2 Battery Place, 8th Floor; New York, NY 10004.

Proposal One

TO ELECT FOUR CLASS THREE DIRECTORS TO
SERVE UNTIL THE 2007 ANNUAL MEETING OF SHAREHOLDERS

The Company’s Board of Directors is divided into three classes with each class serving staggered terms of three years. The Board is currently comprised of:

•	Three Class One directors (Stephanie L. Pinson, Lawrence A. Taylor, and Juliann Tenney, J.D.)

•	Three Class Two directors (C. James Meese Jr., John K. Pirotte, and David L. Turney)

•	Three Class Three directors (Russell C. Cleveland, John D. Higgins, and J. Phillips L. Johnston, J.D.)

All of the directors, with the exception of Lawrence Taylor and David Turney, are independent directors, as defined in the listing standards of The Nasdaq Stock Market® (“Nasdaq”).

At the Annual Meeting of Shareholders in 2002, the present directors in Class One were re-elected for a three-year term. At the Annual Meeting of Shareholders in 2003, the present directors in Class Two were re-elected for a three-year term. At this year’s Annual Meeting of Shareholders, the present directors in Class Three have been nominated for re-election to serve a three-year term, if elected. Additionally, one person who is not an incumbent director, Nuria I. Fernandez, has been nominated for election as a Class Three director. Each elected director serves a term of three years and until a successor has been elected.

Nuria I. Fernandez was recommended as a Class Three director nominee by the Company’s Corporate Governance and Nominating Committee following a search conducted by that Committee. If Ms. Fernandez is elected, she will be an independent director of the Company.

As reported in the Company’s third quarter 2003 Form 10-Q filed on November 11, 2003 with the Securities and Exchange Commission (the “Commission”), Joseph Tang resigned from the Company’s Board of Directors effective October 4, 2003. Mr. Tang, formerly an executive with Lite Vision Corporation in Taiwan, Republic of China, had served on the Company’s Board of Directors since 1998. He was neither an officer nor an employee of the Company. Mr. Tang resigned in order to devote more attention to his new business and not because of any disagreements with the Company relating to its operations, policies, practices, or any other matter.

Nominees Standing for Election as Directors at the Annual Meeting of Shareholders

The Board of Directors submits the following nominees and knows of no reason why they would not be able to serve as directors:

NOMINEES

	Current Position	Term Expires
Name	With Company	(If Elected)
Russell C. Cleveland	Director	2007
Nuria I. Fernandez	None	2007
John D. Higgins	Director	2007
J. Phillips L. Johnston, J.D.	Director	2007

If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate, or the Board of Directors may reduce the number of directors to eliminate the vacancy.

Following are biographies for each of the nominees for director, including their recent employment, other directorships, and age as of the date of this Proxy Statement.

Russell C. Cleveland, age 64, was appointed as a director of the Company by the DRI Board of Directors in August 2001 pursuant to a position established by the Board under the Convertible Subordinated Debentures issued to entities with which Mr. Cleveland is affiliated in connection with the Company’s Mobitec AB acquisition. He was the principal founder of Renaissance Capital Group, Inc. in 1973 and is its majority shareholder. Renaissance Capital provides capital to emerging publicly owned companies. Mr. Cleveland is a Chartered Financial Analyst and has specialized in investing in emerging growth companies for more than 40 years. Mr. Cleveland is a graduate of the University of Pennsylvania, Wharton School of Finance and Commerce. He has served as President of the Dallas Association of Investment Analysts and has held executive positions with major southwest regional brokerage firms. For more than 10 years, he was a contributing editor of Texas Business Magazine, for which he analyzed investment trends. Mr. Cleveland currently serves as President and Director of Renaissance Capital Growth & Income Fund III, Inc. (Nasdaq: RENN). He also is Director and Manager of Renaissance U.S. Growth Investment Trust PLC, which is traded on the London Exchange, and U.S. Portfolio manager of BFSUS Special Opportunities Trust PLC, based in London. Mr. Cleveland currently serves on the following public company boards of directors: Tutogen Medical, Inc., Integrated Securities Systems, Inc., and Cover-All Technologies, Inc. Over the years, Mr. Cleveland has served on the boards of many publicly traded emerging growth companies.

Nuria I. Fernandez, age 44, serves as Senior Vice President of Business Development at Earth Tech, an engineering consulting firm headquartered in Long Beach, Calif., and owned by Tyco International Ltd. (NYSE: TYC). Working from Earth Tech’s Alexandria, Va., office since 2001, Ms. Fernandez is responsible for expanding Earth Tech’s transportation business opportunities in the U.S. and abroad. From 1997 to 2001, Ms. Fernandez was Deputy Administrator and Acting Administrator at the Federal Transit Administration, U.S. Department of Transportation, in Washington, D.C., where she managed and directed operations for the 500-employee agency responsible for securing funding for planning, design, construction, and technology for bus and rail systems in the U.S. and its territories. She also established policies and developed guidelines on the implementation of rules and regulations that governed federally funded mass transit programs. From 1994 to 1997, she led the design and construction division of the Washington Metropolitan Area Transit Authority in Washington, D.C. From 1989 to 1993, she served as Senior Vice President of the Chicago Transit Authority. From 1982 to 1989, she served as Coordinating Engineer of the City of Chicago’s Department of Public Works, where she was involved with the $1.2 billion expansion of O’Hare International Airport. Ms. Fernandez has received numerous transit industry awards, including: the Minority Business and Professionals’ Outstanding Leadership Award; the Woman’s Transportation Seminar Woman of the Year and National Member of the Year awards; the Conference of Minority Transportation Officials’ Women in Transportation Award; and the White House Elizabeth Cady Stanton Achievement Award. Ms. Fernandez received a Bachelor of Science degree in Civil Engineering from Bradley University and a Master of Science degree in Business Administration from Roosevelt University.

John D. Higgins, age 71, has served as a DRI director since February 1998. He also serves as a director of Sparrow Systems, Inc., a privately held developer and marketer of specialized software for use in managing physician practices. From 1990 through November 1999, Mr. Higgins was Senior Vice President of Corporate Finance for Royce Investment Group, Inc., certain assets of which were subsequently acquired by Investec Ernst & Company, an international investment and merchant banking firm. Mr. Higgins is currently retired from Investec Ernst and pursuing personal business interests. He holds B.B.A. and M.B.A. degrees from Hofstra University.

J. Phillips L. Johnston, J.D., age 64, has served as a DRI director since April 1990. He currently is Vice Chairman and Chief Legal Counsel for Remote Light, Inc., a privately held technology company located in Research Triangle Park, N.C. From September 1999 to June 2002, he was a director, Chief Executive Officer and President of ID Technologies, a publicly held company. He served as Chief Executive Officer of Pilot Therapeutic Holdings, Inc., a publicly held company, from September 1998 to September 1999. From April 1998 to May 1998, Mr. Johnston was President and Special Programs Administrator of Digital Recorders. He served as Digital Recorders’ Special Programs Administrator from May 1998 to December 1998. Mr. Johnston served as DRI’s Chairman of the Board, President and Chief Executive Officer from April 1990 to May 1998 and served as Administrator of the North Carolina Credit Unions from September 1987 to April 1990. From October 1979 to September 1987, Mr. Johnston served as President and Chief Executive Officer of Data Pix, Inc., Norman Perry, Chantry, Ltd., and Erwin-Lambeth, Inc., all of which were privately held companies, and was President and Chief Executive Officer of Currier Piano Company from 1971 through 1979. He was founding Chairman of the North Carolina Information and Electronics Trade Association, now the largest trade association in that state, and was named the Council for Entrepreneurial Development Entrepreneur of the Year in 1997. Mr. Johnston is a director of several privately held companies, the author of two books, and a Babcock Entrepreneurial Fellow at Wake Forest University. Mr. Johnston received his A.B. degree in economics from Duke University, attended the Stern Graduate Business School at New York University and received his law degree from the University of North Carolina.

Continuing Directors Whose Terms Expire at the Annual Meeting of Shareholders in 2006

C. James Meese Jr., age 62, has been a DRI director since 1991. He also was an independent sales representative for the Digital Recorders business unit from February 1993 through May 1995. Since 1989, Mr. Meese has provided advice and assistance to high growth companies on issues of company valuations, acquisitions and divestitures, market development, capitalization, corporate governance and organizational structuring through Business Development Associates, Inc., where he serves as the President. Prior to 1989, he spent approximately 20 years in various senior corporate marketing, business development and finance positions. Mr. Meese also is a director of New Wave Powerboats, Inc. and The Railroaders Memorial Museum. Mr. Meese received a B.A. degree in Economics from the University of Pennsylvania and an M.B.A. from Temple University.

John K. Pirotte, age 53, has been a DRI director since 1996. He is President of Axxiom Manufacturing, Inc., a privately held manufacturer of air blast equipment. He has been Chairman and Chief Executive Officer of CORPEX Technologies Inc., a privately held company that develops and markets surface active chemical technology, since 1990. From March 1997 to December 2003, he served as President of Matrix Surface Technologies Inc., a privately held company that develops and markets mechanical surface treatment technologies. Mr. Pirotte also served as President and Chief Operating Officer of Teleion Wireless, Inc., a privately held company that develops and markets wireless data communication modules, from August 2000 to March 2002. In addition, Mr. Pirotte was Chairman and Chief Executive Officer from 1981 until 1988 and Chief Financial Officer from 1979 to 1981 of The Aviation Group, Inc., a former Nasdaq-listed company that was acquired in 1985. He is a member of the Board of Directors of Pharmanetics, Inc., a Nasdaq-listed biotech company specializing in theranostic management of various therapeutics affecting coagulation. He is a founding director of North Carolina Enterprise Corp., a venture capital fund. Mr. Pirotte holds a B.A. degree from Princeton University and an M.S. from New York University Graduate School of Business Administration.

David L. Turney, age 60, has been DRI’s Chairman of the Board and Chief Executive Officer since May 1998 and a DRI director since May 1996. Mr. Turney was co-founder, Chairman and CEO of Robinson Turney International, Inc. (“RTI”), which was merged into DRI in April 1998. A consulting firm, RTI engaged in business development, marketing services, advisory services, and merger, acquisition and financing assignments for selected clients. Until the merger, DRI was an RTI client and all RTI clients were in the transit and transportation equipment industries. From March 1994 to December 1995, Mr. Turney was also engaged in strategic planning and development consulting services for his former employer, Mark IV Industries, Inc. (“Mark IV”), a New York Stock Exchange listed company prior to its acquisition by a private investor. Mr. Turney founded the Mark IV Transportation Products Group, a group of nine companies, subsidiaries and operating units serving transit and transportation markets worldwide and served as its Group Executive from February 1991 to February 1994. From 1984 to 1991, Mr. Turney was President of the Luminator division of Gulton Industries, Inc., which became a wholly owned subsidiary of Mark IV in 1987. Prior to 1984, he served in various managerial and engineering capacities in four corporations spanning the telecommunications, industrial hard goods, consumer electronics and electromagnetic components industries. Mr. Turney is active in the American Public Transportation Association (“APTA”), the trade association of the industry and market DRI serves. A former chair of APTA’s business member group, he presently serves on the APTA Business Member Board of Governors, as well as other industry elected and appointed positions. He also is a corporate member of the National Association of Corporate Directors. Mr. Turney received his B.S. in industrial management from the University of Arkansas in Fayetteville, and he has participated in numerous postgraduate study courses in finance, mergers and acquisitions, public company administration and operations.

Continuing Directors Whose Terms Expire at the Annual Meeting of Shareholders in 2005

Stephanie L. Pinson, age 66, has been a DRI director since 2001. She has served as president of Gilbert Tweed Associates, Inc. (“Gilbert Tweed”), a well established retained executive search firm based in New York City. She joined Gilbert Tweed in 1981, and has been an owner since 1987 and served as principal prior to 1996. She is a member of the Gilbert Tweed Board of Directors and has responsibility for the operations of the firm. Ms. Pinson is the practice leader for Gilbert Tweed’s widely recognized Transportation Search Practice, specializing in searches for Public Transit Authorities and their suppliers and supporting aviation and port clients. With her partner, Janet Tweed Gusman, Ms. Pinson also is engaged in the Information Technology, Insurance and Industrial Practices. Her work with high technology and manufacturing companies is global in nature, and she directs Gilbert Tweed’s offices in Bombay and New Delhi, India. Prior to joining Gilbert Tweed Associates, Ms. Pinson served as Director of Relocation Services for Real Estate World in Boulder, Colo., from 1978 to 1980. From 1972 to 1980, she studied and taught Medieval English Literature at Rutgers University. Ms. Pinson serves in a variety of association and not-for-profit board positions. She is a past member of the APTA Executive Committee, having served as Vice Chair-Business Members and Vice Chair-Business Members at Large. She also serves on the APTA Chairman’s Diversity Council and is a member of the WTS Advisory Board. Ms. Pinson received her bachelors and masters degrees in English Literature from Rutgers University where she also qualified for the Ph.D.

Lawrence A. Taylor, age 57, has been the Company’s Secretary, Chief Financial Officer and Vice President since May 1998, and a director of the Company since 2001. He has more than 13 years’ experience in the transit industry, as well as extensive knowledge and experience in auditing, merger and acquisition reporting, analysis and financial information technology systems. From March 1997 to June 1999, Mr. Taylor was a partner in the Dallas office of Tatum CFO, LLP, a professional partnership of career chief financial officers. From March 1995 to August 1996, he was Senior Vice President and Chief Financial Officer of Precept Business Products, Inc., a privately held holding company that distributed business forms, construction and on-demand courier services. From May 1991 to December 1994, he was Vice President and Group Controller of Mark IV’s Transportation Products Group, which included nine companies, subsidiaries and operating units serving transit and transportation markets worldwide. Prior to 1991, he served in various financial managerial capacities in the food processing, commercial construction and oil field supply industries, as well as other manufacturing environments. Mr. Taylor earned a B.S. degree in Accounting from Wayne State University. He is a Certified Public Accountant and a member of the Texas Society of CPAs and its Dallas Chapter, the American Institute of CPAs, and Financial Executive International.

Juliann Tenney, J.D., age 51, has been a DRI director since April 1991. Employed by Duke University since September 1998, she presently serves as Associate Dean, Compliance, for the Duke University School of Medicine. She has been a lecturer in Duke University’s Nonprofit Management program since 1989. From August 1990 through July 1993, she served as Executive Director of the Southern Growth Policies Board, an interstate alliance charged with designing economic development and growth strategies for southern governors and legislators. From August 1988 to August 1990, Ms. Tenney served as Director for the Economic and Corporate Development Division of the North Carolina Biotechnology Center and also as their House Legal Counsel. From November 1987 to August 1988, Ms. Tenney was Assistant Secretary at the North Carolina Department of Commerce. From August 1985 to November 1987, she was Executive Director of the North Carolina Technological Development Authority. Prior to that time, she was a practicing attorney. Ms. Tenney received a B.A. degree from the University of North Carolina and a law degree from Duke University.

Meetings

The Board of Directors held four meetings in fiscal year 2003. All current directors attended more than 75 percent of the aggregate of meetings of the Board and committees on which they served, held during fiscal year 2003. All of the directors, with the exception of former director Joseph Tang, attended the Annual Meeting of Shareholders in 2003.

In accordance with the Company’s Corporate Governance and Nominating Committee Charter, all directors are expected to attend this year’s Annual Meeting of Shareholders.

Code of Conduct and Ethics

The Corporate Governance and Nominating Committee has adopted a Code of Conduct and Ethics that applies to all directors, officers and employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer. The Code of Conduct and Ethics is available in the Corporate Governance section of the Company’s Web site, www.digrec.com, or by writing to: Digital Recorders, Inc.: Corporate Administration: 5949 Sherry Lane, Suite 1050: Dallas, Texas 75225; E-Mail: ir@digrec.com. The Code of Conduct and Ethics promotes: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; (2) accurate disclosure in periodic reports required to be filed by the Company with the SEC and in other public communications made by the Company; (3) compliance with applicable laws, rules and regulations that govern to the Company; (4) prompt internal reporting to appropriate persons of violations of the Code of Conduct and Ethics; and (5) accountability for adherence to that code.

Nepotism

There is no relationship by blood, marriage or adoption between any of the Company’s directors, director nominees, or executive officers.

Other Information

Shareholders wishing to propose nominees for directors for next year’s Annual Meeting of Shareholders should submit such proposed nominees to the Company by the date that shareholder proposals for next year’s Proxy Statement must be received. All nominees proposed by shareholders will be considered by the Corporate Governance and Nominating Committee in making its nominations for directors, but will not necessarily be accepted. Shareholders also have the right to nominate persons for election as directors in accordance with procedures set forth in the Company’s Bylaws. See “Shareholder Proposals for 2005 Annual Meeting” within this Proxy Statement.

Vote Required for Proposal One

Proposal One regarding the election of nominees to serve as directors must be approved by a plurality of the votes cast by holders of the Voting Securities present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon.

THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS
THAT SHAREHOLDERS VOTE FOR THE NAMED DIRECTOR NOMINEES.

Proposal Two

TO RATIFY THE SELECTION OF
INDEPENDENT AUDITORS FOR FISCAL YEAR 2004

Upon recommendation of the Audit Committee, the Board of Directors has appointed McGladrey & Pullen, LLP (“McGladrey”) to serve as independent public accountants of the Company for its fiscal year ending December 31, 2004. The Board seeks to have the shareholders ratify the selection of McGladrey, which has served as the Company’s independent public accountants since September 1998. McGladrey representatives are expected to be present at this year’s Annual Meeting of Shareholders. They will be given an opportunity to make a statement if it is their desire to do so, and they will be available to respond to questions from shareholders.

Vote Required for Proposal Two

Proposal Two regarding the approval of the selection of independent auditors must be approved by a majority of the votes entitled to be cast by holders of Voting Securities present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE FOR RATIFICATION OF THE SELECTION OF
MCGLADREY & PULLEN, LLP, AS INDEPENDENT PUBLIC ACCOUNTANTS
FOR THE COMPANY FOR FISCAL YEAR 2004.

Proposal Three

TO APPROVE AN AMENDMENT TO THE 2003 STOCK OPTION PLAN
TO INCREASE BY 200,000 THE NUMBER OF SHARES THAT
MAY BE ISSUED PURSUANT TO AWARDS GRANTED UNDER THE PLAN

The Company desires to attract and retain the best available employees, directors, and consultants, as well as to encourage the highest level of performance by those persons, thereby enhancing the value of the Company for the benefit of its shareholders. The Company and the Board of Directors’ Human Resource and Compensation Committee believes that, in order to accomplish these objectives, it is necessary to: (1) meet the competitive requirements of the workforce marketplace; (2) offer equity incentives as part of the total compensation to be paid; and (3) reward the performance of existing and prospective directors, executive officers, and key employees, as well as increase the proprietary and vested interest of all such persons in the Company’s growth and performance, in a manner that provides them with a means to increase their holdings of Common Stock, thus better aligning their interests with the interests of the Company’s shareholders.

At this year’s Annual Meeting, shareholders will be asked to approve an amendment to the Digital Recorders, Inc. 2003 Stock Option Plan (the “Current Plan”) to increase the number of shares of Common Stock issuable upon the exercise of awards granted under the Current Plan from 175,000 to 375,000 shares.

Historical Incentive Stock Option Plan and Amendments

The Company’s original Incentive Stock Option Plan (the “Old Plan”) was adopted and became effective April 27, 1993. That plan subsequently was amended in June 1998, April 1999, and May 2000. Of the 980,000 shares approved for issuance under the Old Plan, 849,500 options remained outstanding as of December 31, 2003. Following is a summary of the outstanding options awarded under the Old Plan.

# Options	Old Plan Summary as of December 31, 2003
681,500	Old Plan Options Outstanding to Employees
168,000	Old Plan Options Outstanding to Directors

849,500	Total Old Plan Options Outstanding

As of December 31, 2003, outstanding options issued to employees under the Old Plan had option expiration dates ranging from October 17, 2004 to August 1, 2012. As of December 31, 2003, outstanding options issued to directors under the Old Plan had option expiration dates ranging from January 25, 2004 to June 25, 2011.

As of April 30, 2003, new awards no longer can be awarded under the Old Plan. When existing options awarded under the Old Plan expire, they may or may not be replaced under the Current Plan. The Company has not made or entered into any commitments, agreements, or understandings with respect to the replacement of options that have expired or subsequently expire under the Old Plan.

The following table provides information, as of December 31, 2003, with respect to all compensation plans and individual compensation arrangements of the Company under which equity securities of the Company are authorized for issuance to directors, executive officers, and key employees:

			C. Number of Securities
	A. Number of Securities		Remaining Available for
	to be Issued Upon	B. Weighted-Average	Future Issuance Under
	Exercise of Outstanding	Exercise Price of	Equity Compensation Plans
	Options, Warrants and	Outstanding Options,	(Excluding Securities
Plan Category	Rights	Warrants and Rights	Reflected in Column A)
Old Plan Options	849,500	$2.36	None
Current Plan Options	161,000	$2.45	14,000
Warrants	70,000	$2.64	None
Total	1,080,500	$2.40	14,000

2003 Stock Option Plan and Proposed Amendment

The Current Plan was adopted and became effective at the 2003 Annual Meeting of Shareholders on April 30, 2003. Initially, a total of 175,000 shares of Common Stock (the “Shares”) were proposed and approved to be reserved for issuance under the Current Plan. The Current Plan will terminate on the tenth anniversary date of its adoption, or April 30, 2013, after which date no new awards may be granted under the Current Plan. Options to purchase approximately 161,000 Shares have been awarded under the Current Plan as of the Record Date for this year’s Annual Meeting of Shareholders:

# Options	Current Plan Summary
175,000	Total Current Plan Options Available for Awards as of April 30, 2003
85,000	Less Total Current Plan Options Awarded to Employees

76,000	Less Total Current Plan Options Awarded to Directors

14,000	Total Current Plan Options Available for Awards as of the Record Date

The Board of Directors believes both the Old Plan and the Current Plan have proven to be of substantial value in encouraging exemplary performance of directors, executive officers and key employees. As of the Record Date, only 14,000 shares remained available for issuance under the Current Plan, which will limit the Company’s ability to derive further benefits from the Current Plan if the proposed amendment is not approved by the shareholders. Therefore, the Board of Directors has adopted an amendment to the Current Plan to increase the number of shares available for issuance under the Current Plan by an additional 200,000 Shares. The Current Plan’s provisions, as well as the proposed amendment, are summarized in this Proxy Statement.

We intend to register the 200,000 additional shares that will be issuable under the Current Plan under the Securities Act of 1933, as amended (the “Act”), assuming the shareholders approve the proposal to increase the number of available shares. Shares purchased pursuant to the Current Plan after the effective date of such registration could immediately be sold in the open market subject, in the case of affiliates (as defined in Rule 144 under the Act), to compliance with the provisions of Rule 144 other than the holding period requirement.

CURRENT PLAN BENEFITS

Because awards granted under the Current Plan are at the discretion of the Human Resource and Compensation Committee, the awards that will be granted in the future under the Current Plan are not currently determinable. Further, the Company has not made or entered into any commitments, agreements or understandings related to any future awards under the Current Plan, as proposed to be amended.

The following tables show the options that have been granted to directors and employees from the Current Plan’s adoption and implementation on April 30, 2003 through the fiscal year ended December 31, 2003.

CURRENT PLAN OPTIONS AWARDED TO NON-EXECUTIVE DIRECTORS SINCE APRIL 30, 2003

	Non-Employee	Exercise	Options	Vesting	Expiration
Name and Position	Award Date	Price	Awarded	Schedule(1)	Date
Russell Cleveland, Director	05/01/03	2.350	13,000	Three Years	05/01/13
John D. Higgins, Director	05/01/03	2.350	10,000	Three Years	05/01/13
J. Phillips L. Johnston, J.D., Director	05/01/03	2.350	10,000	Three Years	05/01/13
C. James Meese Jr., Director	05/01/03	2.350	10,000	Three Years	05/01/13
Stephanie Pinson, Director	05/01/03	2.350	13,000	Three Years	05/01/13
John K. Pirotte, Director	05/01/03	2.350	10,000	Three Years	05/01/13
Juliann Tenney, J.D., Director	05/01/03	2.350	10,000	Three Years	05/01/13
Non-Executive Director Group			76,000

Notes:

1.	One-third of each award vests annually over a three-year period from the award date.

CURRENT PLAN OPTIONS AWARDED TO NAMED EXECUTIVE OFFICERS AND EMPLOYEES
SINCE APRIL 30, 2003

	Award	Exercise	Options	Vesting	Expiration
Name and Position	Date	Price $	Awarded	Schedule(1)	Date
David L. Turney (2), Chairman, Chief Executive Officer, President and Director, DRI, and Chairman and Managing Director, DRI-Europa AB	—	—	—	—	—
Lawrence A. Taylor, Vice President, Chief Financial Officer, Secretary and Director, DRI, and Board of Directors, DRI-Europa AB	05/13/03	2.550	10,000	Three Years	05/13/13
Lawrence A. Hagemann, Executive Vice President, DRI, and Chief Operating Officer, North Carolina Operations	05/13/03	2.550	10,000	Three Years	05/13/13
Gerald Sheehan, President and General Manager, TwinVision na, Inc. Business Unit	05/13/03	2.550	10,000	Three Years	05/13/13
Floyd Diaz, President and General Manager, Digital Recorders Business Unit	05/13/03	2.550	27,000	Three Years	05/13/13
Named Executive Officer Group			57,000
Non-Executive Officer Employee Group			28,000

Notes:

1.	One-third of each award vests annually over a three-year period from the award date.

2.	Mr. Turney, at his personal and voluntary request, has not received an award of any stock options since 1998. Instead, he has sought to facilitate a greater award of options to other key personnel.

CURRENT PLAN SUMMARY

A general summary description of the principal terms of the Current Plan and its proposed amendment are presented below. This description is qualified in its entirety by the full detail and terms of the Current Plan, as proposed to be amended, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated by reference in this Proxy Statement.

The purpose of the Current Plan is to promote the interests of the Company and its shareholders and the Company’s success by providing a method whereby a variety of equity-based incentives and other awards may be granted to the Company’s directors, executive officers, and key employees.

Administration

The Human Resource and Compensation Committee of the Board administers the Current Plan. Subject to the provisions of the Current Plan, the Human Resource and Compensation Committee has the authority to: (1) construe and interpret the Current Plan; (2) amend and rescind rules relating to the Current Plan; (3) make all necessary determinations for the administration of the Current Plan; (4) determine whether awards will be granted alone or in combination or in tandem with other awards; and (5) determine whether cash will be paid or awards will be granted in replacement of, or as alternatives to, other incentives. Furthermore, the Human Resource and Compensation Committee may correct any defect or inconsistency in the Current Plan or in any award granted. The Human Resource and Compensation Committee also has the authority to take all other actions it deems necessary or advisable for the proper administration of the Current Plan.

Eligibility

Any Company employee in good standing is eligible to become a participant in the Current Plan. A member of the Company’s Board of Directors or a subsidiary is eligible to receive awards, subject to the limitations regarding incentive stock options described below. Any individual who acts as an independent contractor to the Company and who renders services directly for the Company or a subsidiary is eligible to receive awards, also subject to certain limitations described below. Presently, there are approximately 150 employees and seven non-employee directors eligible to participate in the Current Plan. There are no consultants presently eligible to participate in the Current Plan.

Shares Available

Award decisions with respect to awards to employees and directors are made by the Company’s Human Resource and Compensation Committee subject to ratification by the Board of Directors. Initially, a total of 175,000 shares of Common Stock were reserved for issuance under the Current Plan. The Board of Directors now recommends adding 200,000 shares of Common Stock to the Current Plan. If the amendment is approved at the Annual Meeting, an additional 200,000 shares of Common Stock will be available for issuance pursuant to awards of options, restricted stock, performance units, performance shares or stock appreciation rights under the Current Plan.

Awards

No award will be granted under the Current Plan on or after the tenth anniversary date of the Current Plan, but awards granted prior to that tenth anniversary date may extend beyond that date to the date(s) specified in the agreement(s) covering such awards.

If an award expires or is terminated, surrendered, or cancelled without having been fully exercised, the unexercised shares covered by that award shall again be available for grant under the Current Plan. However, if the termination date of an award is beyond the tenth anniversary date of the Current Plan, then any shares covered by unexercised or terminated awards shall not reactivate the existence of the Current Plan and, therefore, will not be available for additional grants under the Current Plan.

Awards granted under the Current Plan to participants who are Company employees may be exercised upon the participant’s termination of employment within the following periods, or such shorter periods as determined by the Human Resource and Compensation Committee at the time of the grant:

•	If on account of death, awards may be exercised any time during their term;

•	If on account of a participant’s retirement in good standing, awards may be exercised any time during their term;

•	If on account of resignation of the participant from employment, no unexercised award shall be exercisable to any extent after termination;

•	If on account of taking of a leave of absence for the purpose of serving the government or country in which the principal place of employment of the participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Human Resource and Compensation Committee may approve, a participant shall not be deemed during the period of any such absence alone to have terminated his or her service, except as the Human Resource and Compensation Committee may otherwise expressly provide;

•	If on account of termination of employment by the Company for cause, no unexercised award shall be exercisable to any extent after termination;

•	If on account of certified disability, awards may be exercised any time during their term;

•	In the case of general layoff or furlough of employees, the Human Resource and Compensation Committee shall have the sole discretion to decide the exercisability of awards; and

•	If for any reason other than those specified above, awards may be exercised within three months of such termination.

Upon cessation of service in good standing by non-employee directors or consultants, all awards such persons are eligible to receive for services rendered by the non-employee director or consultant since the grant date immediately preceding the date of cessation of service, but which have not been granted as of the date service ceases, will be granted and remain exercisable until the expiration of the term of the award. In addition, awards granted and held by a non-employee director or consultant as of the date of cessation of service may be exercised, once they become vested, by the non-employee director or consultant or his or her heirs or legal representatives until the expiration of the term.

Stock Options

Awards may be granted under the Current Plan in the form of incentive stock options and non-qualified stock options. Incentive stock option awards under the Current Plan shall meet all the requirements of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor statute, including without limitation the following requirements:

(a)	Incentive stock options may be granted only to employees of the Company or of a subsidiary in which the Company has at least a 50 percent ownership interest.

(b)	Incentive stock options must be non-transferable.

(c)	The exercise price of incentive stock options shall not be less than 100 percent of the fair market value of the underlying shares of Common Stock on the date of the grant.

(d)	Incentive stock options must be exercised within 10 years of the date of grant.

No incentive stock options may be granted to any employee who directly or indirectly owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, unless at the time of such grant the exercise price of the option is at least 110 percent of the fair market value of the underlying shares of Common Stock subject to the option and such option is not exercisable after the expiration of five years from the date of the grant.

Any stock option granted under the Current Plan that does not meet the requirements for an incentive stock option will be a non-qualified option.

Options granted to non-employee directors of the Company or a subsidiary shall not be incentive stock options and shall have an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant. The term of the options shall be not more than 10 years.

Options granted to consultants shall not be incentive stock options. Grants of non-qualified options to consultants shall have an exercise price equal to the fair market value of the underlying shares of Common Stock on the date of the grant. The term of the options shall be not more than five years.

Restricted Stock

Awards may be granted under the Current Plan in the form of restricted stock. Restricted stock consists of shares of Common Stock that are transferred or sold by the Company to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. Upon a participant’s satisfaction of any terms, conditions and restrictions, as determined by the Human Resource and Compensation Committee, the shares covered by a restricted stock award will be transferred to the participant. The Human Resource and Compensation Committee may determine whether restricted stock awards accrue dividends or dividend equivalents with respect to the shares of Common Stock underlying any award.

Grants of restricted stock will be awarded in exchange for consideration in an amount determined by the Human Resource and Compensation Committee. The price, if any, shall be paid in cash, or the Human Resource and Compensation Committee has the discretion to accept as consideration Common Stock already owned by the participant for at least six months and valued at its fair market value, provided that no less than the par value of the Common Stock is paid in cash, and the participant has rendered at least three months’ prior service to the Company. The Human Resource and Compensation Committee also can choose to accept any combination of these methods as consideration. Restricted stock shall be subject to such restrictions, including risk of forfeiture, as the Human Resource and Compensation Committee may impose.

Performance Units or Shares

Awards may be granted in the form of performance units or performance shares. Such awards represent a commitment by the Company to make a distribution to the participant or to his or her beneficiary depending, among other things, upon attainment of performance objectives and other conditions set by the Human Resource and Compensation Committee. Settlement of performance units and performance shares may be in cash, in shares of Common Stock, or in any combination thereof. Participants are not entitled to exercise any voting rights with respect to performance units or shares.

Stock Appreciation Rights

Awards may be granted under the Current Plan in the form of stock appreciation rights. The Human Resource and Compensation Committee may award stock appreciation rights in tandem with a stock option, in addition to a stock option, or as freestanding rights. A stock appreciation right entitles the recipient to receive a distribution having a value equal to the amount by which the fair market value of the Company’s Common Stock on the date of the exercise exceeds the grant price of the rights or some other amount determined by the Committee on the date of grant. The grant price may not be less than the fair market value of the Common Stock on the date of grant of the award. Settlement of stock appreciation rights may be in cash, in shares of Common Stock, or in any combination thereof, as determined by the Human Resource and Compensation Committee.

Amendment of Option Plan

The Board of Directors, upon recommendation of the Human Resource and Compensation Committee, may amend or alter the Current Plan at any time and from time to time without the approval of shareholders, unless shareholder approval is required by federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted. In general, Nasdaq rules require shareholder approval for any amendments to equity compensation plans that are material, including without limitation any material increase in the number of shares to be issued under a plan, any material increase in benefits to persons participating in a plan, any material expansion of the persons eligible to participate in a plan, or any expansion in the types of options or awards provided under a plan. Rights and obligations under any award granted before amendment of the Current Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the award was granted.

Assignability of Rights

The rights of a participant under the Current Plan are not assignable by such participant, by operation of law or otherwise. No participant may create a lien on any funds, securities, rights or other property to which such participant may have an interest under the Current Plan.

FEDERAL INCOME TAX EFFECTS OF THE
ISSUANCE AND EXERCISE OF AWARDS UNDER THE CURRENT PLAN

The following is only a summary of the current effect of federal income taxation laws upon the participant and the Company with respect to the awards granted and shares purchased under the Current Plan. Reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the tax consequences of a participant’s death or the income tax laws of any municipality, state or foreign country to which the participant may be subject.

Accordingly, each participant should consult his or her tax advisor to determine the particular tax consequences to him or her of the Current Plan awards, as well as the use of shares of Common Stock for exercise, including the application and effect of federal, state, local, or foreign income tax and other laws.

Non-Qualified Stock Options

The grant of a non-qualified stock option under the Current Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant will recognize ordinary compensation income, subject to income and employment tax withholding, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. The Company will be entitled to an income tax deduction in an amount equal to the income recognized by the participant.

A participant’s basis for the determination of gain or loss upon a disposition of shares of Common Stock received by exercise of a non-qualified stock option will be the exercise price plus any income recognized by the participant upon exercise. Any gain or loss recognized by the participant upon the disposition of such shares will be long-term capital gain or loss if the shares are held at least one year following exercise. The Company will not receive a tax deduction for any gain recognized by a participant upon the subsequent disposition of such shares. The maximum marginal rate at which ordinary income is taxed to individuals is currently 35 percent. The maximum rate at which long-term capital gains for most types of property are taxed is 15 percent.

Incentive Stock Options

The grant of incentive stock options under the Current Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising incentive stock options and the Company receives no deduction at the time of exercise. A participant may, however, be liable for alternative minimum tax as a result of the exercise of incentive stock options. For purposes of computing alternative minimum tax, the excess of the fair market value of shares received upon exercise of an incentive stock option over the exercise price is an item of adjustment in the year of exercise.

In the event of a disposition of stock acquired upon exercise of incentive stock options, the tax consequences depend upon how long the participant has held the shares of Common Stock. If the participant holds the shares for two years after the incentive stock options were granted and for one year after the incentive stock options were exercised, the participant will recognize a long-term capital gain or loss on the disposition equal to the difference between the sale price of the shares and the exercise price.

If the participant fails to satisfy either of the foregoing holding periods, the disposition of the shares will be a “disqualifying disposition.” In that event, the participant must recognize ordinary compensation income in the year of the disposition, subject to income and employment tax withholding, in an amount equal to the excess of the sales price for the shares (or the fair market value of the shares on the exercise date if less) over the exercise price. Any gain in excess of the amount taxed as ordinary compensation income will be long-term capital gain if the stock was held one year.

The Company, in the year of the disqualifying disposition, will be entitled to a deduction equal to the amount of ordinary income recognized by the participant. If there is no disqualifying disposition, the Company will not be entitled to a deduction when the participant disposes of the shares of Common Stock received upon exercise of an incentive stock option.

Restricted Stock

A participant who receives a grant of restricted stock does not generally recognize taxable income upon receipt of such restricted stock. Instead, the participant will recognize ordinary compensation income, subject to income and employment tax withholding, when the award vests, i.e., when the restricted stock becomes freely transferable or is no longer subject to substantial risk of forfeiture, in an amount equal to the excess, if any, of the fair market value on the vesting date of such shares over any amount paid by the participant for the shares. The Company will be entitled to an income tax deduction in an amount equal to the income recognized by the participant.

A participant who receives a grant of restricted stock may make an election under Section 83(b) of the Code to recognize as ordinary compensation income, subject to income and employment tax withholding, in the year that such restricted stock is granted, an amount equal to the excess, if any, of the fair market value on the date of the issuance of the stock over the amount paid by the participant for such shares. If a Section 83(b) election is made, the participant will not recognize additional ordinary compensation income when the award vests. The Section 83(b) election must be made within 30 days after the restricted stock is granted to the participant.

A participant’s basis for the determination of gain or loss upon the disposition of shares of restricted stock will be the amount paid for the shares plus any ordinary income recognized by the participant. Any gain or loss on the participant’s subsequent disposition of the shares will be long-term capital gain or loss if the shares are held for at least one year after the award vests or, if the participant makes a Section 83(b) election, for at least one year after grant of the restricted stock. The Company will not receive a tax deduction for any gain recognized upon a participant’s subsequent disposition of such shares.

Performance Shares, Performance Units and Stock Appreciation Rights

A participant who receives an award of performance shares, performance units or stock appreciation rights does not generally recognize taxable income at the time the award is granted. Instead, the participant will recognize ordinary compensation income, subject to income and employment tax withholding when the award vests, i.e., when the participant’s interest in the shares underlying the award becomes freely transferable or is no longer subject to substantial risk of forfeiture, in an amount equal to the excess, if any, of the fair market value on the vesting date of the shares underlying the award over any amount paid by the participant for the award.

If a performance share, performance unit or stock appreciation right award is paid in Company stock, the participant’s basis for the determination of gain or loss upon the disposition of such shares will be the amount paid for the shares plus any ordinary income recognized when the award vests. The difference between the sale price and the participant’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year following the date on which the award vests.

The Company will receive a compensation expense deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant in the taxable year in which the award vests.

Vote Required for Proposal Three

Proposal Three regarding the approval of an amendment to the Current Plan to increase by 200,000 the number of shares available for issuance pursuant to awards granted under the Current Plan must be approved by a majority of the votes entitled to be cast by holders of Voting Securities present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote thereon.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT
SHAREHOLDERS VOTE FOR AMENDMENT OF THE 2003 STOCK OPTION PLAN
TO INCLUDE AN ADDITIONAL 200,000 UNDERLYING SHARES.

OTHER MATTERS

Except for the matters described herein, as of the date of this Proxy Statement, the Board of Directors does not intend to present any other matters for action at the Annual Meeting of Shareholders and knows of no other matters to be presented at the Annual Meeting of Shareholders that is a proper subject for action by the shareholders. However, if any other matters should properly come before the Annual Meeting of Shareholders, it is intended that votes will be cast pursuant to the authority granted by the enclosed proxy in accordance with the best judgment of the person acting under the proxy.

BOARD OF DIRECTORS’ COMMITTEES

The Board of Directors has delegated certain of its authority to its Audit, Corporate Governance and Nominating, Executive and Human Resource and Compensation committees.

The following table summarizes each current director’s committee involvement. David L. Turney, the Company’s Chairman, Chief Executive Officer, and President, serves on and chairs the Executive Committee as a voting member. Other than Mr. Turney’s Executive Committee service, no member or chair of any committee is an officer or employee of the Company.

DIGITAL RECORDERS, INC.
SUMMARY OF THE COMMITTEES ON WHICH DIRECTORS SERVE

Corporate
				Governance			Human
	Independent			and			Resource and
Name	Director	Audit		Nominating	Executive		Compensation
David L. Turney	No				X	*
Russell C. Cleveland	Yes				X
John D. Higgins	Yes	X		X *
J. Philips L. Johnston, J.D.	Yes				X		X
C. James Meese Jr.	Yes	X	*	X
Stephanie L. Pinson	Yes			X			X
John K. Pirotte	Yes	X			X
Lawrence A. Taylor	No
Juliann Tenney, J.D.	Yes						X *

Notes:

* Committee Chairperson

Committee Reports

Reports for each committee of the Company’s Board of Directors follow. Each committee has a formal charter, which is generally summarized in the following reports. Each committee’s full charter is located in the Corporate Governance section of the Company’s Web site, www.digrec.com.

AUDIT COMMITTEE REPORT

Committee Composition and Our Work in the Past Year

The Audit Committee met five times in fiscal year 2003 in formal sessions and conducted more than five separate informal communications sessions on various issues. The Audit Committee has three members, all of whom are “independent” directors as defined in the listing standards of Nasdaq and in Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act. At least two Audit Committee members, C. James Meese Jr. and John K. Pirotte, meet the requirements of “audit committee financial expert,” as defined by Item 401(h)(2) of Regulation S-K. Each Audit Committee member is financially literate as required by the pronouncements of the Commission and Nasdaq, possesses appropriate accounting or equivalent financial expertise, and maintains up-to-date knowledge related to the duties appropriate for the Audit Committee. Each Audit Committee member is a current Company shareholder.

Role of the Audit Committee

The Audit Committee is appointed by the Company’s Board of Directors upon the recommendation of the Corporate Governance and Nominating Committee to assist the Board of Directors in monitoring: (1) the integrity of the Company’s financial statements; (2) the Company’s compliance with legal, regulatory, and stock exchange or Nasdaq listing requirements and (3) the independence and performance of the Company’s independent auditors. We select the Company’s independent auditors subject to ratification by the Board of Directors and shareholders. We further directly manage the relationship with the audit firm, including setting of all related fees.

The Audit Committee regularly requests and receives information from the Company’s officers and employees, as it deems appropriate to the performance of its duties. The Audit Committee also has the authority to retain special legal counsel, accounting, or other consultants to advise it to the extent necessary in the performance of its duties. The Audit Committee may require any officer or employee of the Company, or request the Company’s outside counsel or independent auditor, to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Company’s Chief Executive Officer and the Chief Financial Officer may attend Audit Committee meetings as non-voting attendees subject to closed executive sessions as determined from time to time by the Audit Committee chairman.

The Audit Committee meets with the independent auditors and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately. The Audit Committee evaluates and approves any proposed retention of the independent auditor or its affiliates for any audit-related, tax and routine non-audit service, and reviews and approves the fee and other contractual arrangements for those services. The Audit Committee further takes any steps necessary and consistent with its authority to ensure significant findings and recommendations made by the independent auditors are addressed by the Company’s management in a timely fashion.

The Audit Committee also evaluates the existence and adequacy of management’s system of internal controls, reviews the effectiveness of systems for monitoring compliance with laws and regulations and ensures that financial reporting is thorough, complete and in accordance with applicable regulations and disclosure.

The Audit Committee has adopted a Policy Statement and Procedures for a Reporting of Violations and Complaints (the “Whistleblower Policy”). The Whistleblower Policy is intended to create a workplace environment that encourages open and honest communication and to hold the Company and its personnel, including senior management, accountable for adhering to the Company’s ethical standards. The Whistleblower Policy establishes procedures for any person to report violations by the Company or any of its personnel of the Company’s Code of Conduct and Ethics or any laws, without fear of retaliation. It also contains special procedures for submission by employees of confidential, anonymous complaints involving the Company’s accounting practices and internal accounting controls. The Whistleblower Policy is available on the Company’s Web site, www.digrec.com, within the Corporate Governance section.

Fees billed to the Company by McGladrey, the Company’s independent auditors, for services rendered in 2002 and 2003 were as follows:

Audit Fees

The aggregate audit fees billed by independent accountants for audit services rendered in fiscal year 2003 were $290,531. The audit services consisted of services rendered by McGladrey for the audit of the Company’s fiscal year 2003 financial statements and the reviews of the financial statements included in the Company’s Forms 10-Q, as well as services that generally only the independent auditor can provide, such as statutory audits, reviews of interim financial statements and assistance with documents filed with the Commission. This compares to $378,164 in aggregate fees billed for the same services in fiscal year 2002.

Audit-Related Fees

Audit-related services consist of assurance and related services (e.g., due diligence) by an independent auditor that are reasonably related to audit or review of financial statements, including employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with proposed or consummated acquisitions, internal control reviews, attest services related to financial reporting that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards. The aggregate fees billed by McGladrey to the Company for fiscal year 2003 were $7,705. The Company did not incur any audit-related fees in fiscal year 2002.

Tax-Related Fees

The aggregate fees billed by McGladrey, the Company’s independent accountants, for professional fees rendered for tax compliance, tax advice, assistance in preparing tax returns, or tax planning services for fiscal year 2003 were $96,614. This compares to $62,198 for the same services in fiscal year 2002.

All Other Fees

There were no other fees billed by independent accountants during fiscal years 2003 or 2002.

Pre-Approval Policy

The Audit Committee has established a policy within the Audit Committee Charter to pre-approve all audit and permissible non-audit services performed by the independent auditor. In pre-approving services, the Audit Committee considers whether such services are consistent with the Commission’s rules on auditor independence. The Audit Committee approved 100 percent of the audit fees, audit-related fees, and tax-related fees that were incurred by the Company in fiscal year 2003. For those fees, less than 50 percent of the hours expended on the principal accountant’s engagement to audit the Company’s financial statements for fiscal year 2003 were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Report on the Fiscal Year 2003 Audit

The Audit Committee has reviewed and discussed with the Company’s management the Company’s audited financial statements for the year ended December 31, 2003 (the “Fiscal Year 2003 Financial Statements”), including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in such financial statements.

The Audit Committee has discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication With Audit Committees,” as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants, including their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed under generally accepted auditing standards.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, “Independence Discussion With Audit Committees,” as amended, by the Independence Standards Board, and has discussed with the auditors the auditors’ independence from the Company’s management, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with the independent auditors the overall scope and plans for their audits. The Audit Committee has met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based upon the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Fiscal Year 2003 Financial Statements be included in the Company’s Form 10-K for the year ended December 31, 2003, for filing with the Commission.

This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Commission that incorporates by reference all or any portion of the Proxy Statement, in connection with the Annual Meeting of Shareholders, except to the extent that the Company specifically requests that this Audit Committee report be specifically incorporated by reference.

The foregoing Audit Committee report has been furnished by the following members of the Company’s Board of Directors who comprise the Audit Committee:

C. James Meese Jr. (Chairman)
John D. Higgins
John K. Pirotte
March 29, 2004

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE REPORT

Committee Composition and Our Work in the Past Year

In its meeting on March 21, 2003, the Company’s Board of Directors approved our proposed expanded charter to include corporate governance. As of that meeting, the Nominating Committee became the Corporate Governance and Nominating Committee. The charter for that Committee was revised in March 2004 and the revisions have been approved by the Board and the Corporate Governance and Nominating Committee.

The Corporate Governance and Nominating Committee met six times in fiscal 2003. We have three members, all of whom are independent directors within Nasdaq’s definition of independence. The Corporate Governance and Nominating Committee Chair also serves as Lead Director, chairing closed sessions for the non-executive directors at each meeting of the Board of Directors.

Our Role in Governance

The Corporate Governance and Nominating Committee has a key role in leading good governance practice in the Company. We consider governance key and integral to increased shareholder value. A brief summary of our major areas of governance focus follows:

•	Clarify the duties and responsibilities of the Board of Directors and the Corporate Governance and Nominating Committee;

•	Evaluate Board of Directors structure and composition, including maintaining a substantial majority of non-executive directors with non-executive directors filling all seats on the Audit, Human Resource and Compensation, and Corporate Governance and Nominating Committees;

•	Monitor policies and practices of the Board including a Code of Conduct and Ethics;

•	Act to review and monitor the structure and performance of the Board of Directors, directors, and committees of the Board of Directors; and

•	Facilitate and lead, through a lead independent director concept, regular closed meetings of non-executive directors.

Our Role in the Nominating Process

The Corporate Governance and Nominating Committee regularly reviews and considers composition of the Board of Directors, seeking to assure that the appropriate mix of talent and experience is present to adequately represent the shareholders. In this we:

•	Lead the initiative to identify, screen, recruit, interview, recommend, and (when so elected or appointed) orient individuals deemed to be appropriate to serve on the Board of Directors;

•	Consider recommendations from all sources as related to serving on the Board of Directors; and

•	Act as an advisory committee to the Board of Directors related to filling Committees (which subsequently are voted upon by the Board of Directors).

In furtherance of the foregoing, the Corporate Governance and Nominating Committee recommended, and the Board approved, the following criteria for the selection of directors.

The Corporate Governance and Nominating Committee looks for the following qualities in its evaluation of a potential nominee to the Board of Directors:

•	Character, reputation, willingness and ability to serve;

•	Evidence of ability to be loyal to the Company and the best interest of its shareholders;

•	Business, industry, market and financial knowledge and/or experience, including understanding of at least the basic principles of finance and accounting;

•	The needs of the Board in maintaining on the Board appropriate skill sets, experience, expertise, and knowledge for it to best carry out its responsibilities to the shareholders;

•	Evidence of independent and strategic thinking orientation; and

•	Absence of any real, potential, or perceived present or past affiliation or activities which might, in the opinion of the Committee, not be in the best interest of the shareholders.

The Company does not pay fees to any third party to identify, evaluate, or assist in identifying or evaluating potential nominees.

To date, no shareholder or group of shareholders owning more than five percent of the Company’s Common Stock for at least one year have put forth any director nominees. Shareholders wishing to nominate a director should follow the Company’s nominating process set forth below under the caption “Shareholder Proposals for 2005 Annual Meeting” and more fully described in the Company’s Bylaws. The Corporate Governance and Nominating Committee is responsible for considering and making recommendations to the Board of Directors concerning director nominees proposed by shareholders. Shareholders may recommend to the Corporate Governance and Nominating Committee persons for nomination as directors in accordance with the procedures set forth in that Committee’s Charter. The Committee would evaluate recommendations for director nominees proposed by shareholders in the same manner that all potential director nominees are evaluated. To review the procedures for shareholder recommendations for director nominees, please refer to the Corporate Governance and Nominating Committee Charter on the Company’s Web site, www.digrec.com.

Nuria I. Fernandez is standing for election as a Class Three director. Based on criteria established by the Board of Directors, the Corporate Governance and Nominating Committee established a list of candidates for the Board of Directors. Upon the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors nominated Ms. Fernandez to stand for election as a Class Three director.

Mr. Joseph Tang, who was a member of our Committee, resigned from the Board of Directors on October 4, 2003. His resignation was for personal reasons and not because of any disputes or issues between the Company and Mr. Tang. We express our profound appreciation for his several years of service.

Shareholder Communications

The Company has recently adopted a shareholder communications policy set forth in the Corporate Governance and Nominating Committee Charter, which describes the manner in which shareholders can send communications to the Board. To review the Company’s shareholder communications policy, please refer to the Corporate Governance and Nominating Committee Charter on the Company’s Web site, www.digrec.com.

This report has been furnished by the following members of the Board of Directors of the Company who comprise the Corporate Governance and Nominating Committee:

John D. Higgins (Chair)
Stephanie L. Pinson
C. James Meese Jr.
March 29, 2004

EXECUTIVE COMMITTEE REPORT

Committee Composition and Our Work in the Past Year

The Executive Committee met 10 times in fiscal year 2003. We have four members, three of whom are independent directors. The Company’s Chief Executive Officer serves as Chair of the Executive Committee.

Our Role

The Executive Committee acts for the Company’s Board of Directors within specified limits of authority primarily focused on financing and mergers and acquisitions. Additionally, we serve as an advisory committee to the Company’s Chairman and Chief Executive Officer in all respects with particular emphasis on corporate strategic matters, balance sheet and financing issues. We also provide an oversight function for long duration initiatives strategic in nature and further fulfill a review and monitoring function in areas of performance deficiency or difficulties.

Report on Our Fiscal Year 2003 Activities

We considered, on several occasions, various financing alternatives for the Company seeking to assist management in reaching full and complete review and consideration of alternatives. We authorized, subject to ratification by the Company’s Board of Directors, entering into a financing relationship with LaSalle Business Credit and placing two series of convertible preferred stock. Additionally, we reviewed certain merger and acquisition matters in consideration of shareholders’ value and best interest, although no acquisitions were consummated by the Company in fiscal year 2003.

David L Turney (Chair)
Russell C. Cleveland
J Phillips L Johnston, J.D.
John K. Pirotte
March 29, 2004

HUMAN RESOURCE AND COMPENSATION COMMITTEE REPORT

Committee Composition and Our Work in the Past Year

In its meeting on August 16, 2003, the Company’s Board of Directors approved the Compensation Committee’s proposed expanded charter to include a more broad focus on human resources. As of that meeting, we became the Human Resource and Compensation Committee. Our Committee met six times in fiscal year 2003. We have three members, all of whom are independent directors.

Our Role, and Report on Our Activities Regarding, Compensation Policy and Practice

The policy for compensation of all employees, including executive officers and key management, is primarily based on reward for performance while remaining mindful of prevailing industry and market competitive compensation practice. We strive to align strategy, values, and management initiatives with shareholder interests. The Human Resource and Compensation Committee directly sets compensation of the Chief Executive Officer and considers and approves compensation of the Chief Financial Officer. Further, the Committee generally approves Company-wide compensation policy.

Components of Compensation for Non-Executive Employees

Compensation includes the following elements, depending upon level of responsibility and authority of the individual: base salary compensation, incentive compensation, availability of a 401(k) savings plan (the 401(k) savings plan is for all employees; however, no Company contribution was made to that plan in fiscal year 2003) and typical local market competitive health insurance coverage partially paid by the employee.

Chief Executive Officer Compensation

As Chief Executive Officer, David L. Turney was paid $291,000 in total cash compensation for fiscal year 2003; of that amount, $32,500 was derived under the Executive Incentive Compensation Plan for performance during fiscal year 2002. The terms of Mr. Turney’s employment are set forth in an employment agreement, described below in “Executive Compensation — Employment Contracts and Termination of Employment and Change-In-Control Arrangements.” Although Mr. Turney participated in the Executive Income Compensation Plan for fiscal year 2003, he did not receive an award under that plan payable in 2004 in addition to his $258,500 annual base compensation for fiscal year 2003. His annual base compensation is subject to consideration for merit performance increase from time to time. The Human Resource and Compensation Committee, acting in a manner consistent with the compensation policy described above, determined and authorized all compensation paid to Mr. Turney, and has the power and discretion along with the Board of Directors to increase or decrease his annual base compensation. The Company also provides Mr. Turney with a mid-range priced leased automobile for both personal and Company use. Consistent with Company policy for all employees who travel on Company business, the Company reimburses or directly pays Mr. Turney’s reasonable expenses that are incurred on Company business. During each of the past four years and at his request, Mr. Turney has not participated in any award of stock options in order to enable other key personnel to receive larger award grants. There are no other special compensation programs for the Chief Executive Officer other than what is described here. Compensation history for Mr. Turney is more fully described in “Executive Compensation — Employment Contracts and Termination of Employment and Change-In-Control Arrangements.”

The Human Resource and Compensation Committee annually conducts an evaluation of the Chief Executive Officer’s performance. Written documentation related to various performance areas, critique of performance, and recommendations for improved performance are all part of this review process. All non-employee directors contribute to this formal review process. This review is the basis for considering any merit increase in compensation for the Chief Executive Officer and is both qualitative and quantitative. The qualitative review includes evaluation of improved operating results. For example, in evaluating the Chief Executive Officer’s performance, the Committee took into account the Company’s record of six consecutive years of improved operating results. The qualitative evaluation considers relations with shareholders, strategic planning, reporting, operational planning, relations with the Board of Directors, and generally any area the Human Resource and Compensation Committee may deem to be appropriate from time-to-time. These evaluation criteria change from year-to-year to allow the Human Resource and Compensation Committee to place emphasis on areas it deems to be in the best interest of the Company and its shareholders. In fiscal year 2003, Mr. Turney was awarded a merit increase of $23,500, or 10 percent, based on evaluation of performance taking into consideration the criteria noted previously.

Executive Incentive Compensation Plan

All executives and key management in a position to most directly impact shareholder value participate in an Executive Incentive Compensation Plan. Participants in the plan receive cash bonuses in amounts determined on the basis of performance criteria established by the Human Resource and Compensation Committee. That plan is primarily based on profit and asset management results of Company operations within the business unit to which the individual is assigned. In 2003, to be effective as of January 1, 2004, we further refined this aspect of compensation practice to embrace limitation on payment of incentive compensation unless the Company achieves certain overall pre-defined earnings targets. Business plans prepared by Company management and approved by the Company’s Board of Directors establish goals in the Executive Incentive Compensation Plan. The Human Resource and Compensation Committee reserves the right to include, or exclude from, consideration in the Executive Incentive Compensation Plan, matters it considers to be of “windfall” or “non-recurring” nature, as well as to make other adjustments, all based on evaluation of the matter in context of what best reflects performance toward improving shareholder value.

Additionally, as a special component of the established Executive Incentive Compensation Plan, the Human Resource and Compensation Committee includes a limited discretionary incentive compensation consideration for the Chief Executive Officer and Chief Financial Officer only. That discretionary incentive compensation consideration is based on factors such as:

•	Public equity market management actions and effectiveness;

•	Strategic planning and execution;

•	Organizational, people, and operating infrastructure considerations;

•	Evidence of effective management of Company relationships with third-party partners such as service providers, financing institutions, and advisors toward strengthening the overall Company; and

•	Effective and appropriate management of the growth of the Company’s earnings over the longer term through both internal and external means such as mergers, acquisitions, and strategic alliances.

For fiscal year 2003, compensation payment authorized under the Executive Incentive Compensation Plan was $16,748 to five individuals out of 20 individuals eligible to participate, and approved for participation, by the Human Resource and Compensation Committee and Board of Directors.

Incentive Stock Option Plan

The Human Resource and Compensation Committee administers the Current Plan. Typical criteria for the grant of incentive awards include: performance, potential for impact on the Company’s performance and shareholder value, and competitive employment practice. Awards are made by the Committee to employees and non-employee directors. During the year, the Committee, following management’s recommendation, and upon ratification by the Board of Directors, awarded a total of 85,000 options to 12 key and/or executive management personnel. In addition, 76,000 options were granted to seven non-employee members of the Board of Directors. The Chief Executive Officer, at his request, was excluded from consideration for additional award of options in fiscal year 2003.

Our Role, and Report on Our Activities, Regarding Human Resource Policy and Practice

Our fiscal year 2003 expanded role included several responsibilities that we believe to be important to shareholder and employee best interest.

Succession Planning

We seek to ensure the existence of succession plans for executive management including specific review and approval of a succession plan for the Chief Executive Officer. The Committee annually reviews succession planning and progression in the Company. To the extent practicable given the Company’s size, management is encouraged by the Committee to maintain orderly succession alternatives for key positions.

Code of Conduct and Ethics

Acting in cooperation with the Corporate Governance and Nominating Committee, we actively participated in the preparation and the adoption of a code of conduct, and practice of good ethics, for and by all employees, officers and directors. We also actively participated in the preparation and adoption of a retaliation-free procedure by which all employees may bring any matter which might constitute a breach of Company policy, ethics or acceptable conduct to the attention of appropriate higher authority. Such higher authority extends to and includes the Board of Directors, if necessary. The Code of Conduct and Ethics is described more fully under the heading “Proposal One: To Elect Four Class Three Directors to Serve Until the 2007 Annual Meeting of Shareholders — Code of Conduct and Ethics.”

Overall Philosophical Perspective of Our Work

In all actions and deliberations, we act and recommend in a manner that supports and reinforces a philosophy of:

•	Company practice and continuing goal of providing a highly desirable workplace; and

•	the highest standards of ethical behavior devoid of conflicts of interest, and even the appearance of impropriety.

Other

We communicate to the full Board of Directors related to significant personnel, human resource, compensation policy or regulatory compliance issues.

Professionalism and Continuing Education

The Board of Directors adopted a Professionalism and Continuing Education Policy under guidance of the Human Resource and Compensation Committee. In fiscal year 2003, all directors continuing in service through the full year attended continuing education courses. The coursework through which they accumulated between nine credit hours and 34 credit hours directly related to their Board duties.

Human Resource and Compensation Committee Interlocks and Insider Participation in Compensation Decisions

None.

The foregoing report has been furnished by the following members of the Board of Directors of the Company who comprise the Human Resource and Compensation Committee:

Juliann Tenney, J.D. (Chair)
J. Phillips L. Johnston, J.D.
Stephanie L. Pinson
March 29, 2004

BOARD OF DIRECTORS’
TOTAL COMPENSATION PACKAGE

Monetary Compensation

Effective in August 2003, the Company instituted the following compensation program for non-employee directors.

DIGITAL RECORDERS, INC.
BOARD COMPENSATION

Cash Retainer

Payable at the End of Each Month	$2,000

Cash Meeting Fees

Base (Board and Committee)	$1,000
Premium (Chair, Audit Committee, Lead Director and Oversight)	$500

Equity

Option Grant	At 100% of market value on date of grant with awards vesting annually in equal amounts over a three-year period in amounts to bring: (1) each of John D. Higgins, J. Phillips L. Johnston, J.D., C. James Meese Jr., and John K. Pirotte to a total of 35,000 shares underlying their respective awards; (2) Juliann Tenney, J.D. to a total of 33,000 shares underlying the award; and (3) Russell C. Cleveland and Stephanie L. Pinson to a total of 20,000 shares each underlying their respective awards.

This policy is restricted to non-employee directors who attended at least 75 percent of all meetings, including meetings of all committees of which they were members, from January 1, 2003 through December 31, 2003.

Employee directors receive no salary or fringe benefits for their services as directors, although travel or other out-of-pocket expenses incurred by all directors, including employee directors, in attending meetings of the Board of Directors and committee meetings are reimbursed on an actual but reasonable basis.

Stock Options

During fiscal year 2003, the Board of Directors granted options to purchase 76,000 shares of Common Stock to seven Board members under the Current Plan (see table below). No stock options were exercised by any non-employee director during the fiscal year that ended December 31, 2003. Each of the awards listed in the table was granted on May 1, 2003 and vests annually in three approximately equal increments over a three-year period ending May 1, 2006.

DIGITAL RECORDERS, INC.
STOCK OPTIONS AWARDED TO NON-EMPLOYEE DIRECTORS
DURING FISCAL YEAR 2003 (1)

	Individual Grants
		% of Total
	Number of	Options/SARs
	Securities	Granted to Non-
	Underlying	Employee
	Options/SARs	Directors in	Exercise/Base	Expiration
Name and Position	Granted (#)	Fiscal Year 2003	Price ($/Share)	Date
Russell C. Cleveland, Director	13,000	17.1%	$2.35	May 1, 2013
John D. Higgins, Director	10,000	13.2%	$2.35	May 1, 2013
J. Phillips L. Johnston, J.D., Director	10,000	13.2%	$2.35	May 1, 2013
C. James Meese Jr., Director	10,000	13.2%	$2.35	May 1, 2013
Stephanie L. Pinson, Director	13,000	17.1%	$2.35	May 1, 2013
John K. Pirotte, Director	10,000	13.2%	$2.35	May 1, 2013
Juliann Tenney, J.D., Director	10,000	13.2%	$2.35	May 1, 2013

EXECUTIVE OFFICERS AND KEY MANAGEMENT

As of the Record Date, the following individuals serve as the Company’s executive officers and key management:

Name	Position
David L. Turney	Chairman, Chief Executive Officer and President, DRI, and Chairman and Managing Director, DRI-Europa AB
Lawrence A. Taylor	Secretary, Chief Financial Officer and Vice President, DRI, and Board of Directors, DRI-Europa AB
Lawrence A. Hagemann	Executive Vice President, DRI, and Chief Operating Officer, North Carolina Operations
Gerald Sheehan	President and General Manager, TwinVision na, Inc. Business Unit
Floyd J. Diaz	President and General Manager, Digital Recorders Business Unit
Donald Tunstall	Vice President and General Manager, Digital Audio Corporation Business Unit
Robert W. Huber	Executive Vice President and Director of Business and Market Development, DRI-Europa AB
Björn Rönnhede	Managing Director, Mobitec AB Business Unit

Executive Officer and Key Management Biographies

Following are biographical summaries for the Company’s executive officers and key management who are not directors.

Lawrence A. Hagemann, age 60, has 12 years’ transit industry experience, including extensive experience in advanced software and micro-processor systems. In 2000, he was appointed chief operating officer of DRI’s North Carolina Operations. Since February 1998, he has served as DRI’s executive vice president and TwinVision na, Inc.’s president and general manager. From July 1996 to February 1998, he was TwinVision’s vice president and general manager. In addition, Mr. Hagemann currently serves as a director of Transtel Communications Ltd., a developer of news media software based in London, England. He has held this position since October 1993. From July 1995 to July 1996, Mr. Hagemann was Vice President of ADDAX Sound Company, a privately held company in Illinois. From April 1991 to December 1993, he served as Assistant to the President of Vapor-Mark IV in Illinois. From 1973 to 1990, he was Vice President of Sales and Marketing for Extel Corporation in Illinois, as well as a director of Excom Communications Limited in Slough, England, and Extel Overseas Limited in Hong Kong. Mr. Hagemann earned a bachelor’s degree in Electrical Engineering from the University of Detroit in 1967. In 1972, he earned an M.B.A. from Loyola University in Chicago.

Gerald Sheehan, age 47, has more than 16 years’ transit industry experience. He was appointed Vice President and General Manager of TwinVision na, Inc. in August 2002 and promoted to President and General Manager of TwinVision na, Inc. in September 2003. He joined the Company in 1998 as TwinVision’s Vice President of Sales and Marketing, working directly with the Company’s sales representatives and OEM accounts. Mr. Sheehan has been instrumental in shaping marketing and sales programs for the TwinVision® Electronic Destination Sign System, which has enabled TwinVision to become the technology leader in the transit market. Previously, Mr. Sheehan held key marketing and sales management positions with Voith Transmissions in York, Pa., and Prima Facie in Conshohocken, Pa.

Floyd J. Diaz, age 44, has 11 years’ transit industry experience. He has been the Vice President and General Manager of the Company’s transit-industry business unit, Digital Recorders (“DR”), since May 2002. He was promoted to President and General Manager of the DR business unit in September 2003. He joined the Company as DR’s Vice President and Sales and Marketing Manager in 1999. From 1993 to 1999, Mr. Diaz was Vice President of Sales & Marketing at ERG Transit Systems in Toronto, Ontario. From 1986 to 1992, Mr. Diaz held various positions with the Houston-based Schlumberger Oil and Gas Exploration Division. A 1984 graduate of Queen’s University in Kingston, Ontario, Mr. Diaz has a B.Sc. in Geological Engineering. In 1992, he received an M.B.A. from Houston Baptist University.

Donald Tunstall, age 39, has 22 years’ technology industry experience, including 18 years’ experience specific to the government/law-enforcement sector. Mr. Tunstall replaced Craig Scates, who is serving the Company in other capacities, as Vice President and General Manager of the Digital Audio Corporation business unit in January 2004. Initially joining Digital Audio Corporation as a part-time Assembler/Technician in 1986, he became a full-time Staff Engineer in 1989. He was promoted to Chief Engineer in 1997, holding that position until he was appointed to his current position. Mr. Tunstall received his B.S. degree in Electrical Engineering from North Carolina State University in 1988. He is a member of both the Audio Engineering Society and the Armed Forces Communications and Electronics Association.

Robert W. Huber, age 65, has more than 20 years’ transit industry experience. Mr. Huber serves as DRI-Europa AB’s Executive Vice President and Director of Business and Market Development. Mr. Huber founded DRI’s German destination-sign subsidiary, Transit-Media GmbH, in August 1995. Prior to joining the Company, Mr. Huber was the Managing Director of a Mark IV Industries company. Mr. Huber received a Management degree from the Université de Genève. A member of the International Union of Public Transport, Mr. Huber serves as the Industry Committee’s honorary chairman and as the Industry Assembly’s executive vice president. In addition, he is a Commercial Attaché and active in the IHK Industrie und Handelskammer Karlsruhe.

Björn Rönnhede, age 42, has 15 years’ transit industry experience and extensive bus market knowledge. He has been the Managing Director of the Company’s Swedish destination-sign subsidiary, Mobitec AB, since 1998. From 1989 to 1998, Mr. Rönnhede was Mobitec AB’s Sales and Marketing Manager. Mr. Rönnhede graduated from IHM Business School in 1989 with a Sales and Marketing degree. In 2000, Mr. Rönnhede completed a six-week Management course at the Institutet for Foretagsledning.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth the compensation during the last three fiscal years ended December 31 of the Company’s chief executive officer and the four other most highly compensated executive officers (collectively, the “Named Executive Officers”) for services rendered in all capacities to the Company during the year ended December 31, 2003.

				Long-Term
				Compensation
		Annual Compensation		Awards (1)
				Securities
				Underlying
Name and Position	Year	Salary	Bonus	Options/SARs
David L. Turney,	2003	$258,500	—	—
Chairman, Chief Executive Officer	2002	$219,375	$32,500	—
and President, DRI, and Chairman and	2001	$215,000	$37,500	—
Managing Director, DRI-Europa AB

Lawrence A. Taylor, Secretary, Chief	2003	$184,000	—	10,000
Financial Officer and Vice President,	2002	$163,000	$20,000	10,000
DRI, and Board of Directors, DRI-Europa AB	2001	$151,667	$25,000	25,000

Lawrence A. Hagemann, Executive	2003	$178,750	—	10,000
Vice President, DRI, and Chief	2002	$157,083	—	10,000
Operating Officer, North Carolina Operations	2001	$151,667	—	25,000

Gerald Sheehan, President and	2003	$152,500	—	10,000
General Manager of the TwinVision na,	2002	$135,000	—	10,000
Inc. Business Unit	2001	$119,840	—	10,000

Floyd J. Diaz, President and	2003	$137,500	—	27,000
General Manager of the Digital	2002	$123,850	$45,650	10,000
Recorders Business Unit	2001	$110,000	$32,640	3,000

Notes:

1. All options awarded in fiscal year 2003 were granted under the Company’s Current Plan.

Option Grants in Fiscal Year 2003

The following table provides information about Current Plan stock options awarded to the Named Executive Officers in fiscal year 2003. The table shows the potential value of each grant assuming that the market value of the Common Stock appreciates in the ten years from the date of grant to the date of expiration at annual rates of five percent and 10 percent, compounded annually. These assumed rates of appreciation have been specified by the Commission for illustrative purposes only and are not intended to predict future prices of the Common Stock, which will depend upon various factors, including market conditions and the Company’s future performance and prospects.

OPTION GRANTS IN FISCAL YEAR 2003 (1)

					Potential Realizable Value
					at Assumed Annual Rates of
					Stock Price Appreciation
Individual Grants					for Option Term (2)
	Number of
	Securities	% of Total
	Underlying	Options
	Options	Granted to	Exercise or
	Granted in	Employees	Base Price	Expiration
Name and Position	2003	in 2003 (3)	($/Share)	Date	5%	10%
David L. Turney, Chairman, Chief Executive Officer and President, DRI, and Chairman and Managing Director, DRI-Europa AB	—	—	—	—	—	—

Lawrence A. Taylor, Secretary, Chief Financial Officer and Vice President, DRI, and Board of Directors, DRI-Europa AB	10,000	11.8%	2.55	May 13, 2013	$16,037	$40,640

Lawrence A. Hagemann, Executive Vice President, DRI, and Chief Operating Officer, North Carolina Operations	10,000	11.8%	2.55	May 13, 2013	$16,037	$40,640

Gerald Sheehan, President and General Manager of the TwinVision na, Inc. Business Unit	10,000	11.8%	2.55	May 13, 2013	$16,037	$40,640

Floyd J. Diaz, President and General Manager of the Digital Recorders Business Unit	27,000	31.8%	2.55	May 13, 2013	$43,299	$109,729

Notes:

1.	No stock options granted during fiscal year 2003 were exercisable by employees.

2.	No stock options granted during fiscal year 2003 were in the money on the grant date.

3.	Based on 85,000 total options granted to employees in fiscal year 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table provides summary information regarding the stock options exercised during fiscal year 2003 and the stock options held as of December 31, 2003 by the Named Executive Officers.

DIGITAL RECORDERS, INC.
AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2003 AND
FISCAL YEAR-END OPTION/SAR VALUES FOR THE NAMED EXECUTIVE OFFICERS

			Number of Securities
			Underlying Unexercised		Value of Unexercised, In-the-
			Options/SARs at		Money (1) Options/SARs
	Shares Acquired	Value	Fiscal Year-End (#)		At Fiscal Year-End
Name and Position	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable (2)
David L. Turney, Chairman, Chief Executive Officer and President, DRI, and Chairman and Managing Director, DRI-Europa AB	—	—	100,000	—	$63,640	—

Lawrence A. Taylor, Secretary, Chief Financial Officer and Vice President, DRI, and Board of Directors, DRI-Europa AB	—	—	83,333	6,667	$33,633	$1,267

Lawrence A. Hagemann, Executive Vice President, DRI, and Chief Operating Officer, North Carolina Operations	—	—	93,333	6,667	$37,621	$1,267

Gerald Sheehan, President and General Manager of the TwinVision na, Inc. Business Unit	—	—	37,333	6,667	$17,333	$1,267

Floyd J. Diaz, President and General Manager of the Digital Recorders Business Unit	—	—	26,000	18,000	$12,760	$3,240

Notes:

1.	Options or free-standing SARs are in-the-money if the fair market value of the underlying securities exceeds the exercise or base price of the option or SAR. The closing market price of the Common Stock on December 31, 2003 was $2.74.

2.	All unexercisable stock options are in-the-money.

401(k) Plan

In January 1996, the Company implemented a defined contribution savings plan for all eligible employees (as defined). The savings plan is intended to qualify under Section 401(k) of the Internal Revenue Code. Under the savings plan, a participant may contribute from one percent to 15 percent of his or her compensation, not to exceed an amount which would cause the plan to violate Section 401(k) and other applicable sections of the Internal Revenue Code. The Company has not made any matching contributions to the savings plan. All participants’ contributions are invested, in accordance with the participant’s election, in various investment funds managed by the plan trustee. The savings plan permits withdrawals in the event of disability, death, attainment of age 59 1/2, termination of employment or proven financial hardship. The Company pays all the costs of administering the savings plan.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

Chief Executive Officer

David L. Turney serves as the Company’s Chief Executive Officer and President. His employment agreement, which was extended as of December 17, 2001 (the “Employment Agreement”) is for a period of four years ending December 17, 2005 and provides for a minimum annual base salary of $235,000 effective as of January 1, 2002. The agreement provides for discretionary bonus and incentive stock option compensation. In the event of a “Triggering Event,” which includes a change in ownership of the Company of at least 50 percent, or a merger, consolidation, reorganization or liquidation of the Company, Mr. Turney would be entitled to receive 2.9 times his annual salary, incentive and bonus payments during the most recent 12 month period, if Mr. Turney’s employment was terminated or he was unable to reach a satisfactory new agreement. The agreement can be terminated by the Company or Mr. Turney with or without cause, requires Mr. Turney to keep confidential certain technology and trade secrets of the Company, and prohibits Mr. Turney from engaging in business competing with the Company during his employment and for one year after termination, if initiated by him, or six months, if initiated by the Company.

Other Named Executives

Effective January 1, 1999, the Company entered into employment agreements with each of Lawrence A. Hagemann and Lawrence A. Taylor to serve as its Executive Vice President and Chief Financial Officer, respectively, for a period of one year, subject to periodic extensions for like periods, and have been so extended each year. The agreements provide for an annual salary of $122,727 for Mr. Hagemann and $127,000 for Mr. Taylor, initially, and bonuses or stock options, at the discretion of the Human Resource and Compensation Committee. In the event of a “Triggering Event,” which includes a change in ownership of the Company of at least 50 percent, or a merger, consolidation, reorganization or liquidation of the Company, Mr. Hagemann and Mr. Taylor would be entitled to receive two times their annual salary, incentive and bonus payments during the most recent 12 month period, if their employment is terminated or they are unable to reach a satisfactory new agreement. The agreements may be terminated by the Company or Mr. Hagemann and Mr. Taylor, as applicable, with or without cause. The agreements require Mr. Hagemann and Mr. Taylor to keep confidential certain technology and trade secrets of the Company, and prohibit Mr. Hagemann and Mr. Taylor from engaging in business competing with the Company during their employment and for two years after termination.

Floyd Diaz, President and General Manager of the Digital Recorders business unit, and Gerald Sheehan, President and General Manager of the TwinVision na, Inc. business unit are each party to an employment agreement with the Company, dated August 1, 2003, and amended September 1, 2003, for a period of one year, subject to periodic extensions for like periods. The agreements provide for an annual salary of $137,500 for Mr. Diaz and $152,500 for Mr. Sheehan, initially, and bonuses or stock options, at the discretion of the Human Resource and Compensation Committee. In the event of a “Triggering Event,” which includes a change in ownership of the Company of at least 50 percent, or a merger, consolidation, reorganization or liquidation of the Company, Mr. Diaz and Mr. Sheehan, as applicable, would be entitled to receive two times their annual salary, incentive and bonus payments during the most recent 12 month period, if their employment is terminated or they are unable to reach a satisfactory new agreement. The agreements may be terminated by the Company or Mr. Diaz and Mr. Sheehan, as applicable, with or without cause. The agreements require Mr. Diaz and Mr. Sheehan to keep confidential certain technology and trade secrets of the Company, and prohibit Mr. Diaz and Mr. Sheehan from engaging in business competing with the Company during their employment and for two years after termination.

The Company’s Current Plan provides that, in the event the Company enters into an agreement providing for the merger of the Company into another corporation or the sale of substantially all the Company’s assets, any outstanding unexercised option shall become exercisable at any time prior to the effective date of such agreement. Upon the consummation of the merger or sale of assets, such options shall terminate unless they are assumed or other options are substituted by the successor corporation.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding beneficial ownership of the Company’s Voting Securities as of April 8, 2004 by each person known by the Company to own beneficially more than five percent of the Voting Securities, other than David L. Turney and John D. Higgins, who are listed below under “Security Ownership of Named Executive Officers and Directors.” The information with respect to institutional investors is derived solely from statements filed with the Commission under Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless otherwise noted, sole voting and sole investment or dispositive power is possessed with respect to the shares shown.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS (1)
As of April 8, 2004

					Total Voting
	Common Stock		Series F Stock		Securities
		% of		% of		% of
	Beneficially	Class	Beneficially	Class	Beneficially	Class
	Owned (1)	(2)	Owned (3)	(4)	Owned (1)	(5)
	5% SHAREHOLDERS
BFSUS Special Opportunities Trust PLC (6) (7)	1,179,166	23.0%	—	—	1,179,166	20.5%
Renaissance U.S. Growth Investment Trust PLC (7) (8)	1,179,166	23.0%	—	—	1,179,166	20.5%
Dolphin Offshore Partners, L.P. (9)	761,250	16.2%	304.5	100.0%	761,250	16.2%
Transit Vehicle Technology Investments, Inc. (10)	500,000	12.7%	—	—	500,000	10.9%
Infinity Capital Partners, L.P. (11)	201,500	5.1%	—	—	201,500	4.4%
Bengt Bodin (12)	280,000	6.9%	—	—	280,000	5.9%

Notes:

1.	Beneficial ownership includes both outstanding Common Stock and shares issuable upon the conversion of convertible securities or the exercise of options or warrants that are currently convertible or exercisable or will become convertible or exercisable within 60 days after the date hereof. Unless otherwise noted, sole voting and dispositive power is possessed with respect to all Common Stock shown. All percentages are calculated based on the number of outstanding shares at April 8, 2004 plus shares that a person or group has the right to acquire within 60 days thereafter.

2.	Based on 3,944,475 shares of Common Stock outstanding as of April 8, 2004, plus, in the case of each shareholder, shares of Common Stock that such shareholder has the right to acquire as noted in footnote 1.

3.	Series F Stock votes together with the Common Stock as a single class, except as otherwise required by law. Each share of Series F Stock is entitled to cast a number of votes equal to the liquidation preference of a share of Series F Stock ($5,000) divided by $2.35, which is approximately 2,127.66 votes (rounded to the nearest whole number of votes for all shares held by the holder).

4.	Based on 300 shares of Series F Stock outstanding as of April 8, 2004.

5.	Based on 4,582,772 total Voting Securities, which is the sum of the total number of shares of Common Stock outstanding and the total number of votes entitled to be cast by the holder of the Series F Stock outstanding as of April 8, 2004, plus, in the case of each shareholder, shares of Common Stock that such shareholder has the right to acquire as noted in Note 1.

6.	Consists of 1,037,500 shares of Common Stock issuable upon the conversion of debentures, 100,000 shares of Common Stock issuable upon the exercise of presently exercisable warrants and 41,666 shares of Common Stock issuable upon conversion of Series E Redeemable Nonvoting Convertible Preferred Stock. The conversion or exercise prices of those securities is subject to adjustment in certain circumstances.

7.	The address of BFSUS Special Opportunities Trust (PLC) (“BFSUS”) and Renaissance U.S. Growth Investment Trust PLC (“Renaissance Trust”) is 8080 North Central Expressway, Suite 210-LB59, Dallas, Texas 75206. Renaissance Capital Group, Inc. (“Renaissance”), an investment advisor registered under the Investment Advisers Act of 1940, is the investment adviser for BFSUS and the investment manager for Renaissance Trust. In a report on Schedule 13D dated August 14, 2002, Renaissance, Renaissance Trust and BFSUS disclaimed that they were members of a group for purposes of reporting their holdings of the Company’s securities.

8.	Consists of 1,037,500 shares of Common Stock issuable upon conversion of debentures, 100,000 shares of Common Stock issuable upon the exercise of presently exercisable warrants and 41,666 shares of Common Stock issuable upon conversion of Series E Redeemable Nonvoting Convertible Preferred Stock. The conversion or exercise prices of those securities is subject to adjustment in certain circumstances. Renaissance Trust was formerly known as Renaissance US Growth & Income Trust PLC.

9.	The 304.5 shares of Series F Stock beneficially owned by Dolphin Offshore Partners, L.P. consist of 300 shares of Series F Stock currently held by that entity and 4.5 shares of Series F Stock which that entity has the right to acquire as dividends within 60 days after the date hereof. The 761,250 shares of Common Stock and Voting Securities beneficially owned by Dolphin Offshore Partners, L.P. consists of the shares of Common Stock that are issuable, or will be issuable within 60 days, upon conversion of such shares of Series F Stock.

10.	Y-Ping Chu is the sole shareholder of Transit Vehicle Technology Investments Inc. (“Transit Vehicle”). In a report on Schedule 13D dated January 16, 2004 Y-Ping Chu disclaimed beneficial ownership of the shares of Common Stock held by Transit Vehicle. The address of Transit Vehicle is 3306 Kingston Drive, Richardson, Texas 75082.

11.	This information was derived from a report on Schedule 13D dated September 22, 2003, pursuant to which Infinity Capital Partners, L.P. (“Partners”), Infinity Capital, LLC (“Capital”), Infinity Management, LLC (“Management”) and Michael Feinsod filed as a group. According to the Schedule 13D, Capital is the sole general partner of Partners and Mr. Feinsod is the Managing Member of Capital and Management. The address of Partners, Capital, Management and Mr. Feinsod is 767 Third Avenue, 16th Floor, New York, New York, 10017.

12.	Consists of 140,000 shares of Common Stock owned outright and 140,000 shares he has the right to acquire upon the exercise of presently exercisable warrants. Mr. Bodin, a foreign resident who was formerly an owner of the Company’s Mobitec AB subsidiary, obtained a promissory note and warrant from the Company in connection with the Company’s acquisition of that entity, and the 140,000 shares held of record by Mr. Bodin were issued to him upon the partial conversion of that note. The information regarding Mr. Bodin’s beneficial ownership is provided to the knowledge of the Company.

SECURITY OWNERSHIP OF
NAMED EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of April 8, 2004 by: (1) each director; (2) each Named Executive Officer; and (3) all executive officers and directors as a group. Unless otherwise noted, sole voting and sole investment or dispositive power is possessed with respect to the shares shown. None of the individuals listed in the following table owns any shares of any series of preferred stock of the Company.

SECURITY OWNERSHIP OF
NAMED EXECUTIVE OFFICERS AND DIRECTORS (1)
As of April 8, 2004

	Common Stock
	Beneficially	% of Class
Named Executive Officers	Owned (1)	(2)
David L. Turney (3)	235,950	6.0%
Lawrence A. Taylor (4)	127,633	3.2%
Lawrence A. Hagemann (5)	110,333	2.8%
Gerald Sheehan (6)	37,833	1.0%
Floyd J. Diaz (7)	26,000	0.7%
Non-Executive Directors
Russell C. Cleveland (8)	11,333	0.3%
John D. Higgins (9)	272,944	6.9%
J. Phillips L. Johnston (10)	115,615	2.9%
C. James Meese Jr. (11)	29,333	0.7%
Stephanie L. Pinson (12)	13,333	0.3%
John K. Pirotte (13)	74,028	1.9%
Juliann Tenney (14)	42,315	1.1%
Executive Officers and Non-Executive Directors as a Group (15 persons)	1,165,320	29.5%

Notes:

1.	Beneficial ownership includes both outstanding Common Stock and shares issuable upon the conversion of convertible securities or the exercise of options or warrants that are currently convertible or exercisable or will become convertible or exercisable within 60 days after the date hereof. Unless otherwise noted, sole voting and dispositive power is possessed with respect to all Common Stock shown. All percentages are calculated based on the number of outstanding shares at April 8, 2004 plus shares which a person or group has the right to acquire within 60 days thereafter.

2.	Based on 3,944,475 shares of Common Stock outstanding as of April 8, 2004.

3.	Consists of 135,950 shares of Common Stock owned outright as joint tenant with right of survivorship with Mr. Turney’s wife and 100,000 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof. The address for Mr. Turney is: 5949 Sherry Lane, Suite 1050; Dallas, TX 75225.

4.	Consists of 44,300 shares of Common Stock owned outright as joint tenant with right of survivorship with Mr. Taylor’s wife, and 83,333 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

5.	Consists of 17,000 shares of Common Stock owned outright and 93,333 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

6.	Consists of 500 shares of Common Stock owned outright and 37,333 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

7.	Consists of 26,000 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

8.	Consists of 11,333 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

9.	Consists of 119,611 shares of Common Stock owned outright, 28,333 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof and 125,000 shares of Common Stock issuable upon conversion of debentures. The address for Mr. Higgins is: 105 High Farms Road; Glen Head, NY 11545.

10.	Consists of 37,282 shares of Common Stock owned outright, 28,333 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof and 50,000 shares of Common Stock issuable upon the exercise of presently exercisable warrants.

11.	Consists of 1,000 shares of Common Stock owned outright and 28,333 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

12.	Consists of 2,000 shares of Common Stock owned by Ms. Pinson’s spouse and 11,333 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

13.	Consists of 49,695 shares of Common Stock owned outright and 24,333 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

14.	Consists of 17,982 shares of Common Stock owned outright and 24,333 shares of Common Stock issuable upon the exercise of options presently exercisable or exercisable within 60 days after the date hereof.

COMPARISON OF CUMULATIVE TOTAL RETURN *
AMONG THE COMPANY’S COMMON STOCK, THE NASDAQ INDEX AND THE
INFORMATION TECHNOLOGY INDEX

The following graph and table compare the cumulative total shareholder return on the Common Stock from December 31, 1998 through December 31, 2003 with the Standard & Poor’s 500 Information Technology Index and the Nasdaq Index, both of which include the Company. The comparison reflected in the graph and table are not intended to forecast the future performance of the Common Stock and may not be indicative of such future performance. The graph and table assume an investment of $100 in the Common Stock and each index on December 31, 1998 and the reinvestment of all dividends.

TOTAL RETURN TO SHAREHOLDERS

(Includes reinvestment of dividends)

	Annual Return Percentage
	Years Ending
Company / Index	Dec 99	Dec 00	Dec 01	Dec 02	Dec 03
Digital Recorders, Inc.	163.83	-59.68	53.60	0.00	14.17
S&P500 Information Technology	78.74	-40.90	-25.87	-37.41	47.23
Nasdaq Index	85.43	-39.69	-20.63	-30.86	49.51

		Indexed Returns
	Base Period	Years Ending
Company / Index	Dec 98	Dec 99	Dec 00	Dec 01	Dec 02	Dec 03
Digital Recorders, Inc.	100	263.83	106.38	163.40	163.40	186.55
S&P500 Information Technology	100	178.74	105.63	78.31	49.01	72.16
Nasdaq Index	100	185.43	111.83	88.76	61.37	91.75

* This chart and table were prepared by the Total Return Service of Standard & Poor’s Investment Services.

CERTAIN RELATIONSHIPS AND
RELATED PARTY TRANSACTIONS

Russell C. Cleveland, one of the Company’s directors, is the majority shareholder of Renaissance Capital Group, Inc., the investment advisor for BFSUS Special Opportunities Trust PLC and the investment manager for Renaissance U.S. Growth Investment Trust PLC, each of which beneficially owns 23 percent of the Common Stock of the Company. Mr. Cleveland is also a director of Renaissance Growth Investment Trust PLC.

SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

If a shareholder wishes to submit a shareholder proposal pursuant to Rule 14a-5(e) of the Exchange Act for inclusion in the Company’s Proxy Statement for the 2005 Annual Meeting, the Company must receive such proposal and supporting statements, if any, at its principal executive office no later than December 8, 2004.

If a shareholder wishes to submit a shareholder proposal outside of Rule 14a-5(e) to be brought before the 2005 Annual Meeting, the shareholder must give timely notice in writing to the Secretary of the Company. The Company must receive such notice at its principal executive office between the dates of February 26, 2005 and March 27, 2005, pursuant to the Company’s Bylaws. A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the 2005 Annual Meeting: (1) a brief description of the business desired to be brought before the 2005 Annual Meeting and the reasons for conducting such business at the 2005 Annual Meeting; (2) the name and record address of the shareholder proposing such business; (3) the class and number of shares of the Company which are beneficially owned by the shareholder; and (4) any financial interest of the shareholder in such business.

Such proposals should be submitted in writing to: Digital Recorders, Inc.; Corporate Administration; 5949 Sherry Lane, Suite 1050; Dallas, Texas 75255; E-Mail: ir@digrec.com.

SECTION 16(A) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company’s directors, its executive officers, and any persons holding more than ten percent of the Company’s Common Stock to file reports of their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership with the Commission and the Company. Specific due dates for these reports have been established and the Company is required to disclose in this Proxy Statement any failure to file, or late filing, of such reports with respect to fiscal year 2003. To the Company’s knowledge, based solely on a review of the copies of reports furnished to the Company and written representations with respect to filing of such reports, the Company believes that all Section 16(a) forms were timely filed by the Company’s executive officers, directors and greater than ten percent beneficial owners for the fiscal year ended December 31, 2003, with the exception of Donald Tunstall, who filed a Form 3 late to report his initial ownership of Common Stock. This was an inadvertent omission and upon discovery of the oversight, a Form 3 was promptly filed.

FORM 10-K

The Company will provide without charge to each person solicited a copy of its 2003 Form 10-K, including financial statements and financial statement schedules filed therewith, upon written request to: Digital Recorders, Inc.; Corporate Administration; 5949 Sherry Lane, Suite 1050; Dallas, Texas 75225; E-Mail: ir@digrec.com.

WHERE YOU CAN FIND MORE INFORMATION

We file quarterly and annual reports, proxy statements and other information with the Commission. You may read and copy any reports, statements or other information we file at the Commission’s public reference room, located at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at (800) 732-0330 for further information on the public reference room. Our Commission filings also are available to the public from commercial document retrieval services and at the Web site maintained by the Commission at www.sec.gov.

You should rely only on the information contained in or incorporated by reference in this Proxy Statement to vote on the matters proposed herein. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. You should not assume that the information contained in the Proxy Statement is accurate as of any date other than the date hereof, and the mailing of this Proxy Statement to our shareholders shall not create any implication to the contrary.

By Order of the Board of Directors,

/s/ DAVID L. TURNEY

Chairman, Chief Executive Officer and
President [Date]

Appendix A

DIGITAL RECORDERS, INC.
2003 STOCK OPTION PLAN

1.	Purpose

The purpose of this Plan is to promote the interest of the Corporation and its stockholders and the Corporation’s success by providing a method whereby a variety of equity-based incentives and other Options may be granted to Employees and Directors of the Corporation and its Subsidiaries and to selected Consultants.

2.	Definitions

A.	“Option” means any form of stock option granted under the Plan.

B.	“Option Notice” means any written notice from the Corporation to a Participant or agreement between the Corporation and a Participant that establishes the terms applicable to an Option.

C.	“Board of Directors” means the Board of Directors of the Corporation.

D.	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

E.	“Committee” means the Compensation Committee of the Board of Directors, or such other committee designated by the Board of Directors, which is authorized to administer the Plan under Section 2 hereof. The number of persons who shall serve on the Committee shall be specified from time to time by the Board of Directors; however, in no event shall there be fewer than two members of the Committee and all members shall be independent outside directors as defined in the Audit Committee charter of the Corporation.

F.	“Common Stock” means Common Stock of the Corporation, $.10 par value per share.

G.	“Consultant” means any individual who acts as an independent contractor to the Corporation and who renders services directly for the Corporation or a Subsidiary as defined and designated from time to time by the Committee.

H.	“Corporation” means Digital Recorders, Inc., a North Carolina corporation.

I.	“Director” means a member of the Board of Directors of the Corporation or a Subsidiary thereof.

J.	“Employee” means any employee of the Corporation or Subsidiary and also includes non-employees to whom an offer of employment has been extended.

K.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

L.	“Fair Market Value” means, on any given date (i) if the Common Stock is traded in the over-the-counter market, the per share closing bid prices of the Common Stock as reported in a generally accepted reporting service, (ii) if the Common Stock is traded on a national securities exchange, the per share closing price of the Common Stock on which it is so listed, (iii) if trading in the Common Stock is not reported by a national securities exchange, the lowest per share bid price of the Common Stock as reported in the “pink sheets” published by National Quotation Bureau, Incorporated, (iv) if no such reported price is reported for such date pursuant to (i), (ii) or (iii) above, then the bid, closing sale or bid price, respectively, on the first preceding day on which so reported, or (v) if the Common Stock is not so traded and/or reported for a 30-day period immediately preceding the date for determining Fair Market Value, the Committee shall, in good faith and in conformity with the requirements of Section 422 of the Code, establish a method for determining the Fair Market Value.

M.	“Participant” means any individual to whom an Option is granted under the Plan.

N.	“Plan” means this Plan, which shall be known as Digital Recorders, Inc. 2003 Stock Option Plan.

O.	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

P.	“Subsidiary” means a corporation or other business entity (i) of which the Corporation directly or indirectly has an ownership interest of 50% or more, or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body. A Subsidiary shall include both currently owned Subsidiaries as well as any Subsidiary hereafter acquired.

Q.	“Unit” means a bookkeeping entry used by the Corporation to record the grant of an Option until such time as the Option is paid, canceled, forfeited or terminated.

R.	“Vesting” means the period of time that the Committee sets for the Participant to accrue rights in the Option, but generally shall be a three (3) year period with vesting occurring on each annual date, unless otherwise decided by the Committee.

3.	Administration

A.	The Plan shall be administered by the Committee. The Committee shall have the authority to:

(1)	construe and interpret the Plan;

(2)	promulgate, amend and rescind rules relating to the implementation of the Plan;

(3)	make all determinations necessary or advisable for the administration of the Plan, including but not limited to the selection of Employees, Consultants and affiliated individuals who shall be granted Options, the number of shares of Common Stock or Units to be subject to each Option, the Option price, the Vesting or duration of Options, the time permitted for proper exercise of an Option and sale of the underlying shares under existing corporate governance provisions or applicable law and regulations, and the designation of Options as incentive stock options or non-qualified stock options;

(4)	determine whether Options will be granted alone or in combination or in tandem with other Options;

(5)	determine whether cash will be paid or Options will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Corporation, a Subsidiary or an acquired business unit.

B.	Subject to the requirements of applicable law, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Option, or any Option Notice; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Committee to carry out its responsibilities; and prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of, or the granting of Options to, persons to whom grants would otherwise be prohibited by the Exchange Act. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan.

C.	The Committee may at any time, and from time to time, amend or cancel any outstanding Option, but only with the consent of the Participant to whom the Option was granted. Any Option granted may be converted, modified, forfeited or canceled, prospectively or retroactively, in whole or in part, by the Committee in its sole discretion. However, no such action may impair the rights of any Participant to whom the Option was granted without his or her consent. The Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Option.

4.	Eligibility

A.	Any Employee in good standing is eligible to become a Participant in the Plan in accordance with Section 7.

B.	Directors who are not Employees of the Corporation or a Subsidiary shall be eligible to receive Options in accordance with Section 8.

C.	Consultants who are not Directors of the Corporation shall be eligible to receive Options in accordance with Section 9.

5.	Shares Available

Subject to Section 16 of the Plan, the maximum number of shares of Common Stock issuable on exercise of options (or other Options) granted under the Plan (including incentive stock options) shall be that approved by the shareholders at each annual or special meeting thereof, accumulated along with any prior approvals by the shareholders. If an Option expires or is terminated, surrendered or canceled without having been fully exercised, the unused shares covered by any such Option shall again be available for grant under the Plan; however, if the expiration of the termination date of an option is beyond the term of the existence of the Plan, then any shares covered by unexercised or terminated Options shall not reactivate the existence of this Plan and therefore may not be available for additional grants under the Plan.

6.	Term

The Plan shall become effective upon a vote of the shareholders of the Corporation at their next annual or special meeting. No Option shall be granted pursuant to the Plan on or after the tenth anniversary date of such date, but Options granted prior to such tenth anniversary may extend beyond that date to the date(s) specified in the agreement(s) covering such Options.

7.	Stock Options - Employees

A.	Grants may be in the form of Options. Options may be incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options (i.e., stock options which are not incentive stock options).

B.	Subject to Section 7.C. relating to incentive stock options, Options shall be in such form and contain such terms as the Committee deems appropriate. While the terms of Options need not be identical, each Option shall be subject to the following terms:

(1)	The exercise price shall be the price set by the Committee but may not be less than one hundred percent of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

(2)	The exercise price shall be paid in cash (including check, bank draft, or money order), or at the sole discretion of the Committee, all or part of the purchase price may be paid by delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value, by the surrender of all or part of an Option (including the Option being exercised), in other property, rights and credits, deemed acceptable by the Committee including, but not limited to, written notice of non-cash exercise if permitted under the applicable statutes, rules and regulations, as may be provided in the grant, to the Corporation at the principal office of the Corporation or any combination of the foregoing methods of payment.

(3)	Promissory notes may not be given as payment of the exercise price.

(4)	The term of an Option may not be greater than ten (10) years from the date of the grant.

(5)	Neither a person to whom an Option is granted nor such person’s legal representative, heir, legatee or distributee shall be deemed to be the holder of, or to have any of the rights of a holder or owner with respect to, any shares of Common Stock subject to such Option unless and until such person has exercised the Option.

C.	The following special terms shall apply to grants of incentive stock options:

(1)	Subject to Section 7.C.(2) of the Plan, the exercise price of each incentive stock option shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

(2)	No incentive stock option shall be granted to any Employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless at the time of such grant the exercise price of the Option is at least 110% of the Fair Market Value of the underlying shares of Common Stock subject to the Option and such Option is not exercisable after the expiration of five (5) years from the date of the grant.

(3)	No incentive stock option shall be granted to a person in his capacity as an Employee of a Subsidiary if the Corporation has less than a 50% ownership interest in such Subsidiary.

(4)	Options shall contain such other terms as may be necessary to qualify the Options granted therein as incentive stock options pursuant to Section 422 of the Code, or any successor statute, including that such incentive stock options shall be granted only to Employees, that such incentive stock options are non-transferable, and which shall conform to all other requirements of the Code.

8.	Options to Non-Employee Directors

Options granted to Directors who are not Employees of the Corporation or a Subsidiary shall not be incentive stock options and shall be subject to the following terms:

A.	The exercise price shall be the Fair Market Value of the underlying Shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Section 7.B.(2) of the Plan;

B.	The term of the options shall be not more than ten (10) years;

C.	The Options shall be subject to Section 14 of the Plan.

9.	Options to Consultants

Consultants shall receive Options in accordance with the following terms:

A.	No grants of incentive stock options shall be made to Consultants.

B.	Grants of non-qualified stock options to such Consultants shall be subject to the following terms:

(1)	The exercise price shall be the Fair Market Value of the underlying shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Sections 7.B.(2) of the Plan;

(2)	The term of the options shall be not more than five (5) years; the Options shall be subject to Section 14 of the Plan.

10.	Restricted Stock

A.	Options may be granted in the form of restricted stock.

B.	Grants of restricted stock shall be awarded in exchange for consideration in an amount determined by the Committee. The price, if any, of such restricted stock shall be paid in cash, or at the discretion of the Committee, all or part of the purchase price may be paid by delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value, or any combination of the foregoing methods of payment, provided no less than the par value of the stock is paid in cash, and the Participant has rendered no less than three (3) months prior service to the Corporation.

C.	Restricted stock Options shall be subject to such restrictions as the Committee may impose and may include, if the Committee shall so determine, restrictions on transferability and restrictions relating to continued employment.

D.	The Committee shall have the discretion to grant to a Participant receiving restricted shares all or any of the rights of a stockholder while such shares continue to be subject to restrictions.

11.	Performance Units and Performance Shares

A.	Options may be granted in the form of Performance Units or Performance Shares. Options of Performance Units and Performance Shares shall refer to a commitment by the Corporation to make a distribution to the Participant or to his beneficiary depending on (i) the attainment of the performance objective(s) and other conditions established by the Committee and (ii) the base value of the Performance Unit or Performance Shares, respectively, as established by the Committee.

B.	Settlement of Performance Units and Performance Shares may be in cash, in shares of Common Stock, or a combination thereof. The Committee may designate a method of converting Performance Units into Common Stock, including, but not limited to, a method based on the Fair Market Value of Common Stock over a series of consecutive trading days.

C.	Participants shall not be entitled to exercise any voting rights with respect to Performance Units or Performance Shares, but the Committee in its sole discretion may attach dividend equivalents to such Options.

12.	Stock Appreciation Rights

A.	Options may be granted in the form of stock appreciation rights. Stock appreciation rights may be awarded in tandem with a stock option, in addition to a stock option, or may be freestanding and unrelated to a stock option.

B.	A stock appreciation right entitles the Participant to receive from the Corporation an amount equal to the positive difference between (i) the Fair Market Value of Common Stock on the date of exercise of the stock appreciation right and (ii) the grant price or some other amount as the Committee may determine at the time of grant (but not less than the Fair Market Value of Common Stock on the date of grant).

C.	With respect to persons subject to Section 16 of the Exchange Act, a stock appreciation right may only be exercised during a period which (i) begins on the third business day following a date when the Corporation’s quarterly summary statement of sales and earnings is released to the public through a governmental filing and (ii) ends on the 12th business day following such date. This Section 12.C. shall not apply if the exercise occurs automatically on the date when a related stock option expires.

D.	Settlement of stock appreciation rights may be in cash, in shares of Common Stock, or a combination thereof, as determined by the Committee.

13.	Deferral of Options

At the discretion of the Committee, payment of an Option, dividend equivalent, or any portion thereof may be deferred until a time established by the Committee. Deferrals shall be made in accordance with guidelines established by the Committee to ensure that such deferrals comply with applicable requirements of the Code and its regulations. Deferrals shall be initiated by the delivery of a written, irrevocable election by the participant to the Committee or its nominee. Such election shall be made prior to the date specified by the Committee. The Committee may also (A) credit interest equivalents on cash payments that are deferred and set the rates of such interest equivalents and (B) credit dividends equivalents on deferred payments denominated in the form of shares of Common Stock.

14.	Exercise of Stock Options or Options Upon Termination of Employment or Services

A.
(1) Employees. Unless otherwise provided herein, Options granted to Participants who are employees of the Corporation hereunder may permit the exercise of Options upon the Participant’s termination of employment within the following periods, or such shorter periods as determined by the Committee at the time of grant:

(a)	If on account of death, Options may be exercised any time during their term by the person or persons to whom the Participant’s rights pass by will or the laws of descent or distribution.

(b)	If on account of a Participant’s retirement in good standing (as defined from time to time by Corporation policy), Options may be exercised any time during their term.

(c)	If on account of resignation of the Participant from employment, no unexercised Option shall be exercisable to any extent after termination.

(d)	If termination of employment by the Corporation for cause (as defined from time to time by Corporation policy), no unexercised Option shall be exercisable to any extent after termination.

(e)	If on account of the taking of a leave of absence for the purpose of serving the government or the country in which the principal place of employment of the Participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Committee may approve, a Participant shall not be deemed during the period of any such absence alone, to have terminated his service, except as the Committee may otherwise expressly provide.

(f)	If on account of certified disability, Options may be exercised any time during their terms.

(g)	In the case of a general layoff or furlough of employees, the Committee shall have the sole discretion to decide the exercisability of Options.

(h)	If for any reason other than death, retirement, resignation, cause, or disability, Options may be exercised within three (3) months of such termination.

(2)	Directors and Consultants. Upon cessation of service in good standing as a Non-Employee Director or Consultant, any and all Options issuable to such persons for services rendered, but which have not been granted and delivered as of the date of cessation of service, for services rendered by the Non-Employee Director or Consultant since the grant date immediately preceding the date of cessation of service, shall be promptly granted and delivered and shall remain exercisable until the expiration of the term of the Option. In addition, all Options granted and held by the Non-Employee Director or Consultant as of the date of cessation of service may be exercised by the Non-Employee Director, or Consultant or his/her heirs or legal representatives until the expiration of the term.

B.	An unexercised Option shall be exercisable only to the extent that such Option was exercisable on the date the Participant’s employment or service terminated. Notwithstanding the foregoing, and except as provided above, terms relating to the exercisability of Options may be amended by the Committee before or after such termination.

C.	In no case may an unexercised Option be exercised to any extent by anyone after expiration of its term.

15.	Assignability

The rights of a Participant under the Plan shall not be assignable by such Participant, by operation of law or otherwise, including, but not limited to, as a result of Participant’s divorce or dissolution of marriage. No Participant may create a lien on any funds, securities, rights or other property to which such Participant may have an interest under the Plan, including, but not limited to, any obligation that may arise from an action of equitable dissolution of marital assets, or which is held by the Corporation for the account of the Participant under the Plan.

16.	Adjustment of Shares Available

The Committee shall make appropriate and equitable adjustments in the shares of Common Stock available for future Options and the number of shares of Common Stock covered by unexercised, unvested or unpaid Options upon the subdivision of the outstanding shares of Common Stock; the declaration of a dividend payable in Common Stock; the declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the shares of Common Stock; the combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock; a recapitalization; or a similar event.

17.	Payment of Withholding Taxes

As a condition to receiving or exercising an Option, as the case may be, the Participant shall pay to the Corporation or the employer Subsidiary the amount of all applicable Federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the Option. Alternatively, the Corporation may withhold shares of Common Stock with an aggregate Fair Market Value equal to such withholding taxes, from any Option in shares of Common Stock, to the extent the withholding is required by law. The Corporation may also accept delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value. The Corporation also may deduct such withholding taxes from any Option paid in cash.

18.	Amendments

The Board of Directors, upon recommendation of the Compensation Committee, may amend the Plan at any time and from time to time, subject to the receipt of stockholder approval where required by Rule 16b-3, by the Code, or any exchange regulations or by state corporation law. Rights and obligations under any Option granted before amendment of the Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Option was granted. If the Board of Directors and the Compensation Committee differ as to any decision, the decision of the Board of Directors controls.

19.	Regulatory Approvals and Listings

Notwithstanding any other provision in the Plan, the Corporation shall have no obligation to issue or deliver certificates for shares of Common Stock under the Plan prior to (A) obtaining approval from any governmental agency which the Corporation determines is necessary or advisable, (B) admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (C) completion of any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Corporation determines to be necessary or advisable.

20.	No Right to Continued Employment or Grants

Participation in the Plan shall not give any Employee any right to remain in the employ of the Corporation or any Subsidiary. Further, the adoption of this Plan shall not be deemed to give any Employee or other individual the right to be selected as a Participant or to be granted an Option.

21.	No Right, Title, or Interest in Corporation Assets

No Participant shall have any rights as a stockholder of the Corporation until Participant acquires an unconditional right under an Option to have shares of Common Stock issued to such Participant. In the case of a recipient of a stock option, the unconditional right to have shares of Common Stock issued to such Participant shall be defined as the date upon which the Participant has exercised the stock option and tendered valid consideration to the Corporation for the exercise thereof. To the extent any person acquires a right to receive payments from the Corporation under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation.

22.	Special Provision Pertaining to Persons Subject to Section 16 of Exchange Act

Notwithstanding any other item of this Plan, the following shall apply to persons subject to Section 16 of the Exchange Act, except in the case of death or disability or unless Section 16 shall be amended to provide otherwise than as described below, in which event this Plan shall be amended to conform to Section 16, as amended:

Restricted stock or other equity securities (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) offered pursuant to this Plan must be held for at least six (6) months from the date of grant.

23.	Indemnification

In addition to such other rights of indemnification as they may have as Directors, the members of the Board of Directors or the Committee administering the Plan shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

24.	Merger, Reorganization, Exchange or Sale of Assets

In the event the Corporation enters into an agreement providing for the merger of the Corporation into another corporation, an exchange of shares with another corporation, the reorganization of the Corporation (in each case, other than a mere reincorporation transaction or one in which the holders of capital stock of the company immediately prior to such merger, share exchange or reorganization continue to hold at least a majority of the voting power of the surviving corporation) or the sale of substantially all of the Corporation’s assets, any Options shall become immediately vested and exercisable as of the date of such merger agreement, exchange agreement, reorganization or sale agreement unless the Board of Directors, in its sole and absolute discretion, determines that any or all Options granted pursuant to the Plan shall not become exercisable on an accelerated basis, if the Corporation or the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of options granted under the Plan or the grant of substitute options or Options, as in the opinion of the Board of Directors, is equitable or appropriate to protect the rights and interests of Participants under the Plan. Upon consummation of the merger, exchange, reorganization or sale of assets, each vested Option, Performance Unit, Performance Share and stock appreciation right shall either be assumed by the successor corporation or, if not so assumed, the successor corporation shall substitute a vested Option, Performance Unit, Performance Share or stock appreciation right for each outstanding vested Option, Performance Unit, Performance Share and stock appreciation right on substantially identical terms to the terms of outstanding Options in this form. However and specifically in the case of a successful hostile takeover not approved by the Board of Directors, all Options shall immediately vest and the Acquiror in this specific circumstance shall immediately cash out all Participants in this Digital Recorders, Inc. 2003 Stock Option Plan.

25.	Governing Law

The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina.

PROXY (SIDE ONE)

This Proxy for the 2004 Annual Meeting of Shareholders
is Solicited on Behalf of the Board of Directors
DIGITAL RECORDERS, INC.

The undersigned appoints David L. Turney and Lawrence A. Taylor, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Digital Recorders, Inc. held of record by the undersigned at the close of business on April 8, 2004 at the 2004 Annual Meeting of Shareholders of Digital Recorders, Inc. to be held on May 26, 2004 or at any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

PROXY (SIDE TWO)

This proxy will be voted as directed, or if no direction is indicated, will be voted “for” the election of each nominee listed below and each of the other proposals. This proxy is solicited on behalf of the Board of Directors.		Please mark your vote like this: ☒

1.	ELECTION OF CLASS THREE DIRECTORS	For	Withhold
Authority

	(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)	/ /	/ /

• Russell C. Cleveland

• Nuria I. Fernandez

• John D. Higgins

• J. Phillips L. Johnston, J.D.

2.	PROPOSAL TO RATIFY THE SELECTION OF MCGLADREY & PULLEN, LLP, AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2004.	For / /	Against / /	Abstain / /

3.	PROPOSAL TO APPROVE AND RATIFY THE AMENDMENT OF THE 2003 STOCK OPTION PLAN TO INCREASE BY 200,000 THE NUMBER OF SHARES THAT MAY BE ISSUED PURSUANT TO AWARDS GRANTED UNDER THAT PLAN.	For / /	Against / /	Abstain / /

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2004 Annual Meeting of Shareholders.

Company ID:

Proxy Number:

Account Number:

Signature:	Signature:	Date:

NOTE: Please sign name exactly as your name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.